UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23357

Name of Fund:	BlackRock Multi-Sector Opportunities Trust II

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Opportunities Trust II, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Multi-Sector Opportunities Trust

BlackRock Multi-Sector Opportunities Trust II

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (MSO) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 22, 2024 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018

Termination Date(a)	February 22, 2024

Current Quarterly Distribution per Common Share(b)	$1.521000

Current Annualized Distribution per Common Share(b)	$6.084000

Leverage as of June 30, 2023(c)	1%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low

Net Asset Value	$65.91	$66.67	(1.14)%	$69.46	$64.95

Performance

Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)	3.47%	4.51%	0.61%	0.25%

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(c)	5.38	9.07	3.34	3.25

(a)	MSO commenced operations on February 23, 2018.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage, if any.
(c)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The contributors to performance over the period were the Trust’s exposures to U.S. high yield corporate bonds, securitized assets including collateralized loan obligations (“CLOs”), emerging market debt, and European corporate credit. The Trust’s allocation to private assets contributed to performance over the period as well.

T R U S T S U M M A R Y	5

Trust Summary as of June 30, 2023 (continued)	BlackRock Multi-Sector Opportunities Trust (MSO)

The Trust’s stance with respect to duration (and corresponding interest rate sensitivity) and positioning along the Treasury yield curve detracted from performance as the front end of the curve moved higher.

Describe recent portfolio activity.

The Trust was positioned defensively over the reporting period as the market has been dealing with persistent inflation and heightened volatility. The Trust held core allocations in U.S. high yield corporate bonds, emerging market debt, structured products including CLOs, and European corporate credit. The Trust maintained an allocation to U.S. high yield credit while remaining cautious within the space and patient in seeking idiosyncratic opportunities given continued dispersion across both sectors and quality buckets. Within emerging market debt, the Trust tactically increased exposure on a more constructive near-term view of select hard currency bonds. Within securitized assets, the CMBS allocation was reduced due to a more cautious view on fundamentals, in favor of select, top-of-the-capital structure CLOs with strong levels of protection.

The Trust used Treasury futures during the period to hedge duration and yield curve exposure. The use of derivatives detracted slightly from performance for the period.

Describe portfolio positioning at period end.

As of June 30, 2023, the Trust’s portfolio had an effective duration of 2.03 years with less than 1% leverage and a nominal yield of 9.58%. The Trust maintained a diversified exposure within spread sectors, including emerging markets, high yield corporate bonds, and securitized assets. Private assets comprised approximately 5% of total portfolio assets. The Trust continues to seek opportunities to harvest the illiquidity premium and enhance yield by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Corporate Bonds	45.4%

Asset-Backed Securities	17.4

Foreign Agency Obligations	8.7

Non-Agency Mortgage-Backed Securities	7.3

Short-Term Securities	6.2

Floating Rate Loan Interests	5.7

U.S. Government Sponsored Agency Securities	4.5

Preferred Securities	3.1

Other*	1.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments

AAA/Aaa(c)	4.6%

AA/Aa	0.3

A	3.2

BBB/Baa	15.4

BB/Ba	39.7

B	17.0

CCC/Caa	1.9

C	0.4

N/R	17.5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Investment Objective

BlackRock Multi-Sector Opportunities Trust II’s (MSO2) (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s, S&P Global Ratings or Fitch, or securities that are judged to be of comparable quality by the Trust’s investment advisers. It is anticipated that the Trust will terminate on February 28, 2025 (the “Termination Date”); however, the Board of Trustees may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. The Board of Trustees may also, without shareholder approval, adopt a plan of liquidation at any time preceding the anticipated Termination Date. The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to their investment until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

On June 1, 2023, the Board of Trustees of MSO2 and the Board of Trustees of BlackRock Strategic Income Opportunities Portfolio (‘‘SIO’’) each approved the reorganization of MSO2 into SIO. It is currently expected that the reorganization will be completed in the fourth quarter of 2023, subject to the requisite approvals by MSO2’s shareholders and satisfaction of customary closing conditions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	April 16, 2019

Termination Date(a)	February 28, 2025

Current Quarterly Distribution per Common Share(b)	$1.578000

Current Annualized Distribution per Common Share(b)	$6.312000

Leverage as of June 30, 2023(c)	3%

(a)

The Board of Trustees may terminate the Trust, without shareholder approval, prior to the Termination Date and may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low

Net Asset Value	$68.24	$69.62	(1.98)%	$72.69	$68.08

Performance

Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception	(a)

Trust at NAV(b)	2.60%	4.52%	(1.16)%

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(c)	5.38	9.07	2.53

(a)	MSO2 commenced operations on April 16, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date. Performance results reflect the Trust’s use of leverage, if any.
(c)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2023 (continued)	BlackRock Multi-Sector Opportunities Trust II (MSO2)

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The contributors to performance over the period were the Trust’s exposures to U.S. high yield corporate bonds, securitized assets including collateralized loan obligations (“CLOs”), emerging market debt, and European corporate credit. The Trust’s allocation to private assets contributed to performance over the period as well.

The Trust’s stance with respect to duration (and corresponding interest rate sensitivity) and positioning along the Treasury yield curve detracted from performance as the front end of the curve moved higher.

Describe recent portfolio activity.

The Trust was positioned defensively over the period as the market has been dealing with persistent inflation and heightened volatility. The Trust held core allocations in U.S. high yield corporate bonds, emerging market debt, structured products including CLOs, and European corporate credit. The Trust maintained an allocation to U.S. high yield credit while remaining cautious within the space and patient in seeking idiosyncratic opportunities given continued dispersion across both sectors and quality buckets. Within emerging market debt, the Trust tactically increased exposure on a more constructive near-term view of select hard currency bonds. Within securitized assets, the CMBS allocation was reduced due to a more cautious view on fundamentals, in favor of select, top-of-the-capital structure CLOs with strong levels of protection.

The Trust used Treasury futures during the period to hedge duration and yield curve exposure. The use of derivatives detracted slightly from performance for the period.

The Trust’s cash position was approximately 7% at period end. Cash holdings did not materially impact performance over the period.

Describe portfolio positioning at period end.

As of June 30, 2023, the Trust’s portfolio had an effective duration of 2.45 years with approximately 3% leverage and a nominal yield of 10.09%. The Trust maintained a diversified exposure within spread sectors, including emerging markets, high yield corporate bonds, and securitized assets. Private assets comprised approximately 3% of total portfolio assets. The Trust continues to seek opportunities to harvest the illiquidity premium and enhance yield by adding exposure to private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Corporate Bonds	43.5%

Asset-Backed Securities	24.5

Non-Agency Mortgage-Backed Securities	10.2

Foreign Agency Obligations	8.7

U.S. Government Sponsored Agency Securities	4.9

Preferred Securities	3.1

Floating Rate Loan Interests	2.5

Short-Term Securities	1.9

Other*	0.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percentage of Total Investments

AAA/Aaa(c)	4.4%

AA/Aa	0.2

A	2.8

BBB/Baa	19.1

BB/Ba	37.9

B	15.1

CCC/Caa	0.6

CC	1.8

C	3.3

N/R	14.8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Ajax Mortgage Loan Trust(a)
Series 2018-A, Class B, 0.00%, 04/25/58	USD	10	$9,904
Series 2018-B, Class B, 1.00%, 02/26/57		19	16,064
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, (3-mo. LIBOR US + 5.40%), 10.66%, 01/15/30(a)(b)		1,000	921,405
Anchorage Capital CLO Ltd., Series 2013-1A, Class DR, (3-mo. LIBOR US + 6.80%), 12.04%, 10/13/30(a)(b)		3,050	2,837,646
Apidos CLO XV, Series 2013-15A, Class ERR, (3-mo. LIBOR US + 5.70%), 10.95%, 04/20/31(a)(b)		1,000	875,075
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3-mo. LIBOR US + 4.25%), 9.51%, 10/15/28(a)(b)		500	479,241
Ares LI CLO Ltd., Series 2019-51A, Class ER, (3-mo. LIBOR US + 6.85%), 12.11%, 07/15/34(a)(b)		700	613,708
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3-mo. LIBOR US + 3.15%), 8.41%, 07/15/34(a)(b)		1,000	920,224
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3-mo. LIBOR US + 6.15%), 11.41%, 10/15/30(a)(b)		1,450	1,165,151
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(b)		2,300	598,341
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (3-mo. LIBOR US + 5.75%), 11.00%, 04/20/31(a)(b)		1,500	1,325,627
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3-mo. LIBOR US + 3.20%), 8.45%, 04/20/32(a)(b)		250	231,335
CarVal CLO III Ltd., Series 2019-2A, Class E, (3-mo. LIBOR US + 6.44%), 11.69%, 07/20/32(a)(b)		2,200	1,962,693
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, (3-mo. LIBOR US + 5.35%), 10.60%, 04/20/31(a)(b)		2,000	1,727,993
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3-mo. LIBOR US + 3.25%), 8.51%, 07/15/33		1,000	916,636
Series 2021-14A, Class E, (3-mo. LIBOR US + 6.34%), 11.60%, 07/15/33		750	665,511
Series 2021-14A, Class SUB, 0.00%, 07/15/33		750	376,725
Deer Creek CLO Ltd., Series 2017-1A, Class E, (3-mo. LIBOR US + 6.35%), 11.60%, 10/20/30(a)(b)		1,000	927,807
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3-mo. LIBOR US + 6.80%), 12.05%, 04/20/34(a)(b)		250	244,434
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	210	143,626
Generate CLO 2 Ltd., Series 2A, Class ER, (3-mo. LIBOR US + 5.65%), 10.92%, 01/22/31(a)(b)	USD	500	441,339
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3-mo. LIBOR US + 2.95%), 8.21%, 10/15/30(a)(b)		550	507,036
GoldenTree Loan Management U.S. CLO 2 Ltd., Series 2017-2A, Class E, (3-mo. LIBOR US + 4.70%), 9.95%, 11/28/30(a)(b)		1,500	1,351,046
GoldenTree Loan Opportunities IX Ltd., Series 2014- 9A, Class ER2, (3-mo. LIBOR US + 5.66%), 10.96%, 10/29/29(a)(b)		500	471,970
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3-mo. LIBOR US + 6.45%), 11.71%, 04/15/33(a)(b)		250	218,946
JP Morgan Mortgage Acquisition Corp., Series 2006- FRE2, Class M2, (1-mo. LIBOR US + 0.54%), 5.69%, 02/25/36(b)		2,787	2,394,255
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(a)		315	272,988

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3-mo. LIBOR US + 4.95%), 10.21%, 04/15/29(a)(b)	USD	1,250	$1,132,602
Series 2018-30X, Class E, (3-mo. LIBOR US + 4.95%), 10.21%, 04/15/29		250	226,520
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(a)		212	177,107
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3-mo. LIBOR US + 3.00%), 8.27%, 04/24/29		600	587,039
Series 2019-16A, Class ER, (3-mo. LIBOR US + 6.35%), 11.56%, 04/10/33		250	223,603
Series 2019-17A, Class ER, (3-mo. LIBOR US + 6.50%), 11.75%, 07/20/32		1,000	894,511
Palmer Square CLO Ltd.(a)(b)
Series 2015-2A, Class CR2, (3-mo. LIBOR US + 2.75%), 8.00%, 07/20/30		250	240,235
Series 2018-2A, Class D, (3-mo. LIBOR US + 5.60%), 10.86%, 07/16/31		1,500	1,406,581
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3-mo. LIBOR US + 7.53%), 12.78%, 01/20/33(a)(b)		500	465,357
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(a)		700	633,961
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3-mo. LIBOR US + 2.65%), 7.90%, 10/20/30(a)(b)		970	901,886
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3-mo. LIBOR US + 6.89%), 12.19%, 04/30/32(a)(b)	.	250	223,051
Strata CLO I Ltd.(a)(b)
Series 2018-1A, Class E, (3-mo. LIBOR US + 7.08%), 12.34%, 01/15/31		500	469,039
Series 2018-1A, Class USUB, 0.00%, 01/15/2118		1,750	687,846
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3-mo. LIBOR US + 7.05%), 12.31%, 04/15/33(a)(b)		500	456,753
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3-mo. LIBOR US + 6.25%), 11.51%, 07/15/34(a)(b)		725	672,513
Trestles CLO II Ltd., Series 2018-2A, Class D, (3-mo. LIBOR US + 5.75%), 11.01%, 07/25/31(a)(b)		1,900	1,685,694
York CLO 1 Ltd., Series 2014-1A, Class DRR, (3-mo. LIBOR US + 3.01%), 8.28%, 10/22/29(a)(b)		250	244,011

Total Asset-Backed Securities — 17.8% (Cost: $39,771,850)			33,945,035

		Shares

Common Stocks

Hotel & Resort REITs — 0.0%
Service Properties Trust		4,000	34,760

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(c)		3,435	175,082

Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp.		19,725	893,345

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Shares	Value

Real Estate Management & Development — 0.0%
ADLER Group SA(a)(c)		7,350	$4,431
ADLER Group SA		3,319	1,916

			6,347

Total Common Stocks — 0.6% (Cost: $512,753)			1,109,534

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.4%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(a)	USD	291	288,817
Rolls-Royce PLC, 1.63%, 05/09/28(d)	EUR	100	92,209
TransDigm, Inc., 6.38%, 06/15/26	USD	348	343,478

			724,504

Automobile Components — 0.6%
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26(a)		71	70,543
Dana Financing Luxembourg SARL, 8.50%, 07/15/31(d)	EUR	100	112,557
Dana, Inc., 5.63%, 06/15/28	USD	175	164,485
Forvia(d)
2.75%, 02/15/27	EUR	100	98,698
3.75%, 06/15/28		200	197,589
ZF Finance GmbH(d)
3.00%, 09/21/25		100	103,255
5.75%, 08/03/26		100	109,375
3.75%, 09/21/28		300	293,898

			1,150,400

Automobiles — 1.1%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(d)	GBP	100	97,155
Ford Motor Co., 6.10%, 08/19/32	USD	197	190,924
Ford Motor Credit Co. LLC
5.58%, 03/18/24		612	607,683
4.54%, 03/06/25	GBP	100	120,396
6.86%, 06/05/26		218	269,803
4.87%, 08/03/27	EUR	100	106,959
6.13%, 05/15/28		100	111,781
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(d)		100	95,207
RCI Banque SA(d)
4.63%, 07/13/26		75	81,607
(5-year EUR Swap + 2.85%), 2.63%, 02/18/30(b)		400	405,088

			2,086,603

Banks — 0.9%
Banco BPM SpA, (5-year EUR Swap + 3.40%), 3.38%, 01/19/32(b)(d)		200	189,697
Banco do Brasil SA, 6.25%, 04/18/30	USD	296	294,224
Bangkok Bank PCL, (5-year CMT + 4.73%), 5.00%		200	189,676
Bank Leumi Le-Israel BM, (5-year CMT + 3.47%), 7.13%, 07/18/33(a)(b)(d)		204	201,481
BBK BSC, 5.50%, 07/09/24(d)		279	275,102
Cooperatieve Rabobank UA, (3-mo. EURIBOR + 1.15%), 4.23%, 04/25/29	EUR	100	107,790

Security		Par (000)	Value

Banks (continued)
Freedom Mortgage Corp., 8.25%, 04/15/25(a)	USD	178	$173,552
Intesa Sanpaolo SpA, 5.15%, 06/10/30(d)	GBP	250	255,812

			1,687,334

Beverages — 1.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28(d)	EUR	200	181,235
3.25%, 09/01/28(a)	USD	493	423,471
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d)
2.13%, 08/15/26	EUR	100	96,856
4.75%, 07/15/27	GBP	190	190,983
Crown European Holdings SA, 3.38%, 05/15/25(d)	EUR	100	106,796
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(a)	USD	160	158,961
OI European Group BV(d)
2.88%, 02/15/25	EUR	260	276,265
6.25%, 05/15/28		108	120,329
Trivium Packaging Finance BV, 5.50%, 08/15/26(a)	USD	446	428,229

			1,983,125

Building Materials — 0.2%
Cemex SAB de CV, 3.13%, 03/19/26(d)	EUR	300	313,876
Emerald Debt Merger Sub LLC, 6.38%, 12/15/30(d)		100	108,711
Standard Industries, Inc., 4.75%, 01/15/28(a)	USD	46	42,837

			465,424

Capital Markets — 0.6%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		400	339,288
MDGH GMTN RSC Ltd., 4.38%, 11/22/33		468	451,620
SURA Asset Management SA, 4.88%, 04/17/24(d)		417	410,745

			1,201,653

Chemicals — 2.2%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(d)	EUR	100	106,942
Braskem Idesa SAPI, 6.99%, 02/20/32(a)	USD	300	192,000
Braskem Netherlands Finance BV, 7.25%, 02/13/33(a)		330	322,682
Chemours Co., 4.00%, 05/15/26	EUR	100	100,936
INEOS Finance PLC, 6.63%, 05/15/28(d)		100	107,020
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26(d)		100	97,494
MEGlobal BV
4.25%, 11/03/26(d)	USD	200	191,646
2.63%, 04/28/28(d)		223	194,144
2.63%, 04/28/28(a)		200	174,120
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		1,407	1,374,611
OCI NV, 3.63%, 10/15/25(d)	EUR	90	95,073
Olympus Water U.S. Holding Corp., 9.63%, 11/15/28(d)		100	104,755
Sasol Financing USA LLC
4.38%, 09/18/26	USD	200	177,208
6.50%, 09/27/28		200	178,900
8.75%, 05/03/29(a)		479	467,025
5.50%, 03/18/31		315	247,225
SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 07/15/28	EUR	100	109,120

			4,240,901

Commercial Services & Supplies — 0.3%
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	USD	210	194,374

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
DAE Funding LLC, 1.55%, 08/01/24(d)	USD	212	$200,330
Loxam SAS, 3.75%, 07/15/26(d)	EUR	200	206,206

			600,910

Construction Materials — 0.1%
OPENLANE, Inc., 5.13%, 06/01/25(a)	USD	97	95,058

Consumer Discretionary(d) — 0.3%
Carnival Corp.
10.13%, 02/01/26	EUR	110	125,854
7.63%, 03/01/26		100	105,874
Q-Park Holding I BV
1.50%, 03/01/25		100	104,394
(3-mo. EURIBOR + 2.00%), 5.47%, 03/01/26(b)		100	104,586
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		88	93,945
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25		100	103,658

			638,311

Consumer Finance(d) — 0.2%
Encore Capital Group, Inc., 4.88%, 10/15/25		200	203,930
Nexi SpA, 0.00%, 02/24/28(e)(f)		100	82,072

			286,002

Consumer Staples Distribution & Retail — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(a)	USD	360	341,101
Bellis Acquisition Co. PLC(d)
3.25%, 02/16/26	GBP	200	212,092
4.50%, 02/16/26		200	217,221
Ocado Group PLC, 3.88%, 10/08/26(d)		100	99,854
Picard Groupe SAS, 3.88%, 07/01/26(d)	EUR	100	99,845
Premier Foods Finance PLC, 3.50%, 10/15/26(d)	GBP	100	110,627

			1,080,740

Containers & Packaging — 0.8%
Ahlstrom-Munksjo Holding 3 Oy, 3.63%, 02/04/28(d)	EUR	100	90,033
Crown European Holdings SA, 5.00%, 05/15/28		100	110,075
Klabin Austria GmbH, 3.20%, 01/12/31(a)	USD	305	243,847
Suzano Austria GmbH
3.13%, 01/15/32		290	231,115
7.00%, 03/16/47(a)		773	776,726

			1,451,796

Diversified Consumer Services — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 3.63%, 06/01/28(d)	EUR	120	104,493
Cedacri Mergeco SpA, (3-mo. EURIBOR + 5.50%), 8.88%, 05/15/28		100	104,755
Rekeep SpA, 7.25%, 02/01/26(d)		200	204,009

			413,257

Diversified REITs — 0.3%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(a)	USD	87	74,977
Service Properties Trust
4.35%, 10/01/24		24	23,093
7.50%, 09/15/25		69	67,758
Trust Fibra Uno, 5.25%, 01/30/26(a)		230	222,569

Security		Par (000)	Value

Diversified REITs (continued)
XHR LP(a)
6.38%, 08/15/25	USD	148	$145,274
4.88%, 06/01/29		27	23,152

			556,823

Diversified Telecommunication Services — 1.0%
British Telecommunications PLC, (5-year UK Government Bond + 3.82%), 8.38%, 12/20/83	GBP	100	124,672
SoftBank Group Corp.(d)
3.88%, 07/06/32	EUR	100	82,522
(5-year USD ICE Swap + 4.23%), 6.00%(b)(g)	USD	200	199,500
Telecom Italia Capital SA, 6.38%, 11/15/33		1,239	1,051,056
Telecom Italia SpA, 1.63%, 01/18/29(d)	EUR	176	146,939
Telecom Italia SpA/Milano, 6.88%, 02/15/28(d)		200	216,996

			1,821,685

Electric Utilities — 1.4%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(d)	USD	210	179,375
Comision Federal de Electricidad, 4.88%, 01/15/24		400	395,308
Diamond II Ltd., 7.95%, 07/28/26(a)		200	196,278
EDP - Energias de Portugal SA, (5-year EUR Swap + 1.84%), 1.70%, 07/20/80(b)(d)	EUR	400	398,179
Electricite de France SA, (12-year EUR Swap + 3.04%), 5.00%(b)(d)(g)		100	102,709
Engie Energia Chile SA, 3.40%, 01/28/30(d)	USD	242	199,984
Orano SA, 2.75%, 03/08/28(d)	EUR	100	100,326
Oryx Funding Ltd., 5.80%, 02/03/31(a)	USD	200	192,026
Tierra Mojada Luxembourg II SARL, 5.75%, 12/01/40		274	233,462
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)		792	741,325

			2,738,972

Electrical Equipment(d) — 0.0%
Pearl Holding II Ltd., (6.00% Cash or 8.00% PIK), 6.00%(g)(h)		95	2,567
Pearl Holding III Ltd., 9.00%, 10/22/25		76	23,393

			25,960

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 3.88%, 03/15/28(d)	EUR	200	204,327

Energy Equipment & Services — 0.0%
Vallourec SA, 8.50%, 06/30/26(d)		42	45,787

Environmental, Maintenance & Security Service — 0.0%
Covanta Holding Corp., 4.88%, 12/01/29(a)	USD	22	19,030

Financial Services — 4.4%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)		428	412,485
Banco Santander SA, 3.75%, 01/16/26(d)	EUR	100	107,431
doValue SpA, 3.38%, 07/31/26(d)		259	237,394
Garfunkelux Holdco 3 SA(d)
6.75%, 11/01/25		300	238,973
7.75%, 11/01/25	GBP	100	90,678
Intrum AB, 4.88%, 08/15/25(d)	EUR	100	90,098
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(a)	USD	24	22,327
Oceana Australian Fixed Income Trust, 10.00%, 08/31/23(i)	AUD	2,424	1,616,847
Oceana Australian Fixed Income Trust, A Note Upsize(i)
8.00%, 09/28/23		1,210	801,044

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
Oceana Australian Fixed Income Trust, A Note Upsize(i) (continued)
8.00%, 01/21/24(b)	AUD	4,300	$2,821,479
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(a)
2.88%, 10/15/26	USD	179	158,415
3.63%, 03/01/29		541	454,693
3.88%, 03/01/31		122	98,925
Sun Country Airlines Holdings, Inc., 7.00%, 12/15/23(i)		373	369,194
UBS Group AG, (1-year CMT + 0.83%), 1.01%, 07/30/24(a)(b)		150	149,376
UniCredit SpA(b)
(3-mo. EURIBOR + 1.60%), 4.45%, 02/16/29(d)	EUR	150	158,521
(5-year USD ICE Swap + 4.91%), 7.30%, 04/02/34(a)	USD	200	188,445
United Wholesale Mortgage LLC, 5.75%, 06/15/27(a)		374	341,447

			8,357,772

Food Products — 0.1%
BRF SA, 4.88%, 01/24/30(d)		200	161,250

Ground Transportation — 0.1%
Danaos Corp., 8.50%, 03/01/28(a)		100	100,320

Health Care Providers & Services — 1.6%
Medline Borrower LP, 3.88%, 04/01/29(a)		1,052	914,255
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(d)	EUR	100	103,703
Select Medical Corp., 6.25%, 08/15/26(a)(j)	USD	780	766,603
Tenet Healthcare Corp.
4.25%, 06/01/29		1,124	1,015,452
4.38%, 01/15/30		111	100,166
Universal Health Services, Inc., 2.65%, 10/15/30		137	111,894

			3,012,073

Health Care Technology — 0.0%
Catalent Pharma Solutions, Inc., 2.38%, 03/01/28(d)	EUR	100	87,717

Hotels, Restaurants & Leisure — 4.0%
Affinity Interactive, 6.88%, 12/15/27(a)	USD	367	322,959
Caesars Entertainment, Inc.(a)
6.25%, 07/01/25		486	483,749
8.13%, 07/01/27		314	321,369
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(a)		9	8,377
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)		220	218,341
Cirsa Finance International SARL, 4.75%, 05/22/25(d)	EUR	100	107,324
CPUK Finance Ltd., 6.50%, 08/28/26(d)	GBP	100	120,345
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)	USD	35	35,481
Food Service Project SA, 5.50%, 01/21/27(d)	EUR	100	103,467
Fortune Star BVI Ltd., 6.85%, 07/02/24(d)	USD	200	178,500
Full House Resorts, Inc., 8.25%, 02/15/28(a)		29	27,143
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		274	275,170
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(a)		361	320,370
IRB Holding Corp., 7.00%, 06/15/25(a)		151	151,755
Lottomatica SpA/Roma(d)
5.13%, 07/15/25	EUR	200	220,780
(3-mo. EURIBOR + 4.13%), 7.59%, 06/01/28(b)		109	119,387
Marriott International, Inc.
Series FF, 4.63%, 06/15/30	USD	106	101,493
Series GG, 3.50%, 10/15/32		508	438,759

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(a)	USD	370	$319,334
MGM Resorts International
4.63%, 09/01/26		355	334,755
5.50%, 04/15/27		355	340,084
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)		218	192,504
Scientific Games International, Inc., 7.00%, 05/15/28(a)		464	461,523
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(a)		669	677,363
Stonegate Pub Co. Financing PLC(d)
8.00%, 07/13/25	GBP	100	115,075
8.25%, 07/31/25		200	232,308
Studio City Finance Ltd., 5.00%, 01/15/29(a)	USD	200	148,438
Travel & Leisure Co., 6.63%, 07/31/26(a)		189	187,563
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)
5.50%, 03/01/25		391	384,680
5.25%, 05/15/27		7	6,631
Wynn Macau Ltd., 5.50%, 01/15/26(d)		200	185,375
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		482	431,965

			7,572,367

Household Durables — 3.9%
Ashton Woods USA LLC/Ashton Woods Finance Co.(a)
6.63%, 01/15/28		495	473,131
4.63%, 08/01/29		66	56,247
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(a)
6.25%, 09/15/27		541	496,910
5.00%, 06/15/29		27	21,620
Century Communities, Inc., 6.75%, 06/01/27		110	110,165
Forestar Group, Inc.(a)
3.85%, 05/15/26		560	514,562
5.00%, 03/01/28		669	613,683
M/I Homes, Inc., 4.95%, 02/01/28		510	475,422
PulteGroup, Inc., 7.88%, 06/15/32		1,138	1,289,521
Taylor Morrison Communities, Inc.(a)
5.88%, 06/15/27		647	635,477
5.75%, 01/15/28		2,269	2,193,942
Tri Pointe Homes, Inc.
5.25%, 06/01/27		505	477,707
5.70%, 06/15/28		38	36,708

			7,395,095

Independent Power and Renewable Electricity Producers — 1.6%
Calpine Corp.(a)
4.50%, 02/15/28		1,523	1,378,820
5.13%, 03/15/28(j)		722	644,314
Cullinan Holdco Scsp, (3-mo. EURIBOR + 4.75%), 7.93%, 10/15/26(b)(d)	EUR	100	103,537
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(d)	USD	100	93,242
India Cleantech Energy, 4.70%, 08/10/26(a)		229	200,073
SCC Power PLC(a)(h)
(4.00% Cash and 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		1,403	470,091
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32		760	70,669

			2,960,746

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.2%
CK Hutchison International 23 Ltd., 4.75%, 04/21/28	USD	317	$313,494

Insurance(d) — 0.2%
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	220	253,500
Liberty Mutual Group, Inc., (5-year EUR Swap + 3.70%), 3.63%, 05/23/59(b)	EUR	200	206,782

			460,282

Interactive Media & Services(d) — 0.2%
iliad SA
5.38%, 06/14/27		100	107,581
5.63%, 02/15/30		100	105,464
United Group BV, 4.88%, 07/01/24		130	140,418

			353,463

Internet Software & Services — 0.1%
Gen Digital, Inc., 6.75%, 09/30/27(a)	USD	120	119,662

IT Services(d) — 0.1%
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28	EUR	100	109,456
La Financiere Atalian SASU, 6.63%, 05/15/25	GBP	200	172,720

			282,176

Machinery — 0.4%
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(d)	EUR	200	214,464
TK Elevator Midco GmbH(d)
4.38%, 07/15/27		115	112,002
(3-mo. EURIBOR + 4.75%), 7.93%, 07/15/27(b)		173	187,362
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(a)	USD	274	253,141

			766,969

Media — 1.7%
Altice Financing SA, 2.25%, 01/15/25(d)	EUR	380	385,630
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(a)	USD	738	670,025
CSC Holdings LLC, 5.38%, 02/01/28(a)		360	289,275
Global Switch Holdings Ltd., 2.25%, 05/31/27(d)	EUR	100	101,135
Lorca Telecom Bondco SA, 4.00%, 09/18/27(d)		150	149,154
Nexstar Media, Inc., 5.63%, 07/15/27(a)	USD	733	683,223
Pinewood Finance Co. Ltd., 3.25%, 09/30/25(d)	GBP	100	116,523
SES SA, (5-year EUR Swap + 5.40%), 5.63%(b)(d)(g)	EUR	100	107,920
Sirius XM Radio, Inc.(a)
5.00%, 08/01/27	USD	70	64,945
5.50%, 07/01/29		66	59,536
Summer BC Holdco B SARL, 5.75%, 10/31/26(d)	EUR	131	127,044
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(d)(h)		119	108,191
TEGNA, Inc., 4.63%, 03/15/28	USD	301	265,633
Tele Columbus AG, 3.88%, 05/02/25(d)	EUR	100	73,110

			3,201,344

Metals & Mining — 1.6%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	USD	471	401,466
Commercial Metals Co., 4.13%, 01/15/30		650	578,436
Freeport Indonesia PT, 4.76%, 04/14/27(d)		344	331,196
Metinvest BV(d)
8.50%, 04/23/26		296	199,800
7.65%, 10/01/27		400	251,744
Periama Holdings LLC, 5.95%, 04/19/26(d)		200	191,890
POSCO(a)
5.63%, 01/17/26		200	199,156

Security		Par (000)	Value

Metals & Mining (continued)
POSCO(a) (continued)
5.75%, 01/17/28	USD	200	$202,896
Stillwater Mining Co., 4.00%, 11/16/26(d)		567	503,247
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(a)		320	241,501

			3,101,332

Multi-Utilities — 0.7%
Abu Dhabi National Energy Co. PJSC, 4.38%, 01/24/29		200	196,750
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(a)		300	250,500
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(d)	GBP	193	134,826
UGI International LLC, 2.50%, 12/01/29(d)	EUR	100	85,435
Veolia Environnement SA, (5-year EUR Swap + 2.84%), 2.50%(b)(d)(g)		700	630,141

			1,297,652

Oil, Gas & Consumable Fuels — 7.0%
AI Candelaria Spain SA, 7.50%, 12/15/28(d)	USD	221	206,128
BP Capital Markets PLC, (5-year EUR Swap + 4.12%), 3.63%(b)(d)(g)	EUR	812	770,240
Buckeye Partners LP, 4.13%, 03/01/25(a)	USD	195	185,250
California Resources Corp., 7.13%, 02/01/26(a)		378	379,890
Cellnex Finance Co. SA(d)
1.00%, 09/15/27	EUR	100	93,714
2.00%, 02/15/33		100	84,730
Cellnex Telecom SA(d)
1.00%, 04/20/27		200	191,046
Series CLNX, 0.75%, 11/20/31(e)		200	174,055
Chesapeake Energy Corp., 5.50%, 02/01/26(a)	USD	110	107,246
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		54	53,201
Ecopetrol SA
4.13%, 01/16/25		440	421,278
8.88%, 01/13/33		395	389,381
5.88%, 05/28/45		250	169,662
EIG Pearl Holdings SARL, 3.55%, 08/31/36(a)		401	341,095
Empresa Nacional del Petroleo, 6.15%, 05/10/33		200	199,438
Energean Israel Finance Ltd., 8.50%, 09/30/33(k)		425	423,906
Geopark Ltd., 5.50%, 01/17/27(a)		205	167,827
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 9.00%, 07/10/24(h)(i)		468	467,916
HTA Group Ltd., 7.00%, 12/18/25(a)		415	392,096
IHS Holding Ltd.
5.63%, 11/29/26(d)		300	261,339
6.25%, 11/29/28(a)		305	249,966
Infrastrutture Wireless Italiane SpA, 1.63%, 10/21/28(d)	EUR	100	95,606
Leviathan Bond Ltd., 6.75%, 06/30/30(a)(d)	USD	341	316,393
MC Brazil Downstream Trading SARL
7.25%, 06/30/31(a)		304	202,987
7.25%, 06/30/31(d)		193	128,881
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26(d)		200	196,562
Neptune Energy Bondco PLC, 6.63%, 05/15/25(a)		200	199,646
OQ SAOC, 5.13%, 05/06/28(a)		286	270,610
Permian Resources Operating LLC(a) 5.38%, 01/15/26		1,841	1,750,287

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Permian Resources Operating LLC(a) (continued)
6.88%, 04/01/27	USD	127	$125,095
Pertamina Persero PT, 3.65%, 07/30/29(d)		404	372,698
Petroleos Mexicanos
4.25%, 01/15/25		209	196,939
6.50%, 03/13/27		934	828,925
8.75%, 06/02/29		406	364,040
5.95%, 01/28/31		514	374,516
6.70%, 02/16/32		181	137,370
Puma International Financing SA, 5.13%, 10/06/24(a)		442	428,740
SM Energy Co., 6.75%, 09/15/26		341	332,376
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29		67	59,442
4.50%, 04/30/30		427	373,303
TotalEnergies SE(b)(d)(g)
(5-year EUR Swap + 2.15%), 2.63%	EUR	180	186,112
Series NC7, (5-year EUR Swap + 1.99%), 1.63%		400	362,278
Vivo Energy Investments BV, 5.13%, 09/24/27(a)	USD	400	360,384

			13,392,594

Passenger Airlines — 0.7%
ABRA Global Finance, (6.00% Cash & 5.50% PIK), 11.50%, 03/02/28(a)(h)		770	626,274
Air France-KLM, 8.13%, 05/31/28(d)	EUR	100	112,803
Allegiant Travel Co., 7.25%, 08/15/27(a)	USD	56	55,793
Avianca Midco 2 PLC, 9.00%, 12/01/28(a)		615	513,256
Deutsche Lufthansa AG, 2.88%, 05/16/27(d)	EUR	100	100,258

			1,408,384

Personal Care Products — 0.1%
Coty, Inc., 3.88%, 04/15/26(d)		100	105,574

Pharmaceuticals — 0.8%
Bayer AG, (5-year EUR Swap + 3.75%), 4.50%, 03/25/82(b)(d)		200	205,803
Cheplapharm Arzneimittel GmbH(d)
3.50%, 02/11/27		100	98,890
4.38%, 01/15/28		331	330,288
Gruenenthal GmbH, 3.63%, 11/15/26(d)		200	204,980
Organon & Co./Organon Foreign Debt Co-Issuer BV, 2.88%, 04/30/28(d)		100	94,644
Rossini SARL(d)
6.75%, 10/30/25		100	109,805
(3-mo. EURIBOR + 3.88%), 7.13%, 10/30/25(b)		100	108,847
Teva Pharmaceutical Finance Netherlands II BV
3.75%, 05/09/27		100	98,402
7.38%, 09/15/29		101	112,441
4.38%, 05/09/30		100	92,849

			1,456,949

Real Estate Management & Development — 1.5%
Agps Bondco PLC(c)(d)(l)
6.00%, 08/05/25		300	140,791
5.50%, 11/13/26		100	41,466
China Evergrande Group(c)(l)
9.50%, 04/11/22(d)	USD	200	11,720
11.50%, 01/22/23		200	11,500
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(d)	EUR	100	80,749
Fantasia Holdings Group Co. Ltd.(c)(d)(l)
11.75%, 04/17/22	USD	400	24,000
9.25%, 07/28/23		200	12,000

Security		Par (000)		Value

Real Estate Management & Development (continued)
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)	USD	750		$677,130
Heimstaden Bostad AB, (5-year EUR Swap + 3.15%), 2.63%(b)(d)(g)	EUR	100		50,544
Howard Hughes Corp., 5.38%, 08/01/28(a)	USD	981		873,163
JGC Ventures Pte. Ltd.(h)
(3.00% PIK), 0.00%, 06/30/25		7		1,408
(3.00% PIK), 3.00%, 06/30/25(c)(d)(l)		239		59,719
(3.00% PIK), 10.75%, 06/30/25		—	(m)	52
Jingrui Holdings Ltd., 12.00%, 07/25/22(c)(d)(l)		200		12,157
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(c)(l)		200		12,000
MAF Global Securities Ltd., (5-year CMT + 3.54%), 6.38%(b)(d)(g)		200		194,206
MAF Sukuk Ltd.(d)
4.64%, 05/14/29		250		243,632
3.93%, 02/28/30		243		226,770
Modern Land China Co. Ltd., (9.00% Cash or 9.00% PIK), 9.00%, 12/30/26(c)(d)(h)(l)		502		25,088
Ronshine China Holdings Ltd.(c)(d)(l)
7.35%, 12/15/23		200		9,000
7.10%, 01/25/25		200		9,000
Sinic Holdings Group Co. Ltd., 10.50%, 12/31/79(c)(l)		200		2,000
Yango Justice International Ltd.(c)(l)
10.25%, 09/15/22		250		2,500
7.88%, 09/04/24(d)		200		2,000
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24(d)		200		194,000

				2,916,595

Semiconductors & Semiconductor Equipment — 0.1%
ams-OSRAM AG, Series AMS, 0.00%, 03/05/25(d)(e)(f)	EUR	200		168,200

Software — 0.4%
Boxer Parent Co., Inc., 6.50%, 10/02/25(d)		100		107,610
Cloud Software Group, Inc., 6.50%, 03/31/29(a)	USD	239		212,801
Playtika Holding Corp., 4.25%, 03/15/29(a)		436		386,950

				707,361

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(d)	EUR	254		266,190

Transportation Infrastructure — 0.7%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(a)	USD	310		238,340
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		347		333,949
Azzurra Aeroporti SpA(d)
2.13%, 05/30/24	EUR	303		319,687
2.63%, 05/30/27		100		97,778
DP World Salaam, (5-year CMT + 5.75%), 6.00%(b)(d)(g)	USD	200		197,776
Heathrow Finance PLC, 3.88%, 03/01/27(d)(n)	GBP	200		216,533

				1,404,063

Wireless Telecommunication Services — 1.9%
Altice France SA/France(d)
2.50%, 01/15/25	EUR	141		142,237
5.88%, 02/01/27		100		90,570
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31	USD	350		302,596
Kenbourne Invest SA, 6.88%, 11/26/24(a)		249		216,127
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(a)		200		197,576
Millicom International Cellular SA, 4.50%, 04/27/31(a)		380		290,890

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
VICI Properties LP/VICI Note Co., Inc.(a)
5.63%, 05/01/24	USD	1,895	$1,883,318
4.63%, 06/15/25		123	118,848
Vmed O2 U.K. Financing I PLC(d)
3.25%, 01/31/31	EUR	133	119,035
4.50%, 07/15/31	GBP	300	288,078

			3,649,275

Total Corporate Bonds — 46.5% (Cost: $98,471,378)			88,537,501

Floating Rate Loan Interests(b)

Building Products — 1.0%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.50%, 04/12/28	USD	1,920	1,835,048

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. LIBOR US at 0.75% Floor + 4.00%), 9.19%, 03/16/27		264	259,640

Commercial Services & Supplies — 0.6%
Interface Security Systems LLC, Term Loan, (1-mo. CME Term SOFR + 7.00%, 1.00% PIK), 6.10%, 08/07/23(h)(i)		1,261	1,117,559

Consumer Finance — 0.0%
Credo Technology Group Holding Ltd., Term Loan B, (Defaulted), 0.00%, 02/17/24(c)(i)(l)		112	14,560

Diversified Telecommunication Services — 0.4%
Connect Finco SARL, 2021 Term Loan B, (1-mo. LIBOR US + 3.50%), 8.70%, 12/11/26		822	820,277

Financial Services(i) — 2.7%
Caliber Home Loans, Inc., 2018 Revolver, (1-mo. LIBOR US + 3.25%), 8.44%, 07/24/25		3,000	3,003,000
Colorado Plaza, Term Loan, (1-mo. LIBOR US), 0.00%, 05/15/24(c)(l)		4,118	2,067,647

			5,070,647

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.70%, 03/06/25		240	239,491

Hotels, Restaurants & Leisure — 0.5%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1-mo. LIBOR US + 3.75%), 8.94%, 02/02/26		397	383,870
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.10%, 01/27/29		583	575,046

			958,916

Media — 0.2%
ECL Entertainment LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.50%), 12.72%, 05/01/28		267	267,227

Security		Par (000)		Value

Passenger Airlines — 0.0%
Kestrel Bidco, Inc., Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.25%, 12/11/26	USD	—	(m)	$445

Real Estate Management & Development — 0.3%
Magnum Intermediate Holdings I LLC, 2nd Lien Term Loan, (Defaulted), 0.00%, 01/01/59(c)(i)(l)		17,000		576,300

Total Floating Rate Loan Interests — 5.9% (Cost: $19,357,878)				11,160,110

Foreign Agency Obligations

Bahrain — 0.3%
Bahrain Government International Bond(d)
7.00%, 01/26/26		295		299,714
7.50%, 09/20/47		222		201,157

				500,871

Chile — 0.2%
Chile Government International Bond
4.34%, 03/07/42		213		188,974
4.00%, 01/31/52		200		162,598

				351,572

Colombia — 0.9%
Colombia Government International Bond
4.50%, 01/28/26		411		390,154
3.88%, 04/25/27		573		518,720
3.13%, 04/15/31		400		302,108
8.00%, 04/20/33		373		379,248
4.13%, 05/15/51(j)		350		209,065

				1,799,295

Dominican Republic — 1.0%
Dominican Republic International Bond
6.88%, 01/29/26(d)		279		280,892
5.95%, 01/25/27(d)		379		370,594
4.50%, 01/30/30(a)(j)		435		380,181
7.05%, 02/03/31(a)		150		149,418
4.88%, 09/23/32(a)		737		627,194

				1,808,279

Egypt — 0.1%
Egypt Government International Bond(a)
8.50%, 01/31/47		200		105,924
7.50%, 02/16/61		200		99,694

				205,618

Guatemala — 0.6%
Guatemala Government Bond
5.25%, 08/10/29(a)		200		190,184
3.70%, 10/07/33(d)		361		290,421
6.60%, 06/13/36		200		201,300
4.65%, 10/07/41(a)		477		380,775

				1,062,680

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hungary — 0.3%
Hungary Government International Bond
5.38%, 03/25/24	USD	56	$55,776
5.25%, 06/16/29(a)		510	495,394

			551,170

Ivory Coast — 0.5%
Ivory Coast Government International Bond(d)
6.38%, 03/03/28		808	776,900
5.88%, 10/17/31	EUR	133	121,143

			898,043

Jordan — 0.1%
Jordan Government International Bond, 4.95%, 07/07/25(d)	USD	200	193,262

Mexico — 0.6%
Mexico Government International Bond
3.75%, 01/11/28		388	368,961
4.88%, 05/19/33		400	381,656
6.35%, 02/09/35		200	209,804
6.34%, 05/04/53		200	203,600

			1,164,021

Morocco — 0.2%
Morocco Government International Bond(a)
2.38%, 12/15/27		217	189,245
5.95%, 03/08/28		205	206,712

			395,957

Nigeria — 0.2%
Nigeria Government International Bond, 8.38%, 03/24/29(a)		441	396,053

Oman — 0.4%
Oman Government International Bond(d)
6.50%, 03/08/47		457	424,644
6.75%, 01/17/48		400	383,412

			808,056

Panama — 0.6%
Panama Government International Bond
3.16%, 01/23/30		215	188,067
6.40%, 02/14/35		200	208,018
4.50%, 04/16/50		210	161,601
6.85%, 03/28/54		525	545,160

			1,102,846

Paraguay — 0.2%
Paraguay Government International Bond(d)
5.60%, 03/13/48		321	281,340
5.40%, 03/30/50		200	171,318

			452,658

Peru — 0.3%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)		361	352,423
Peruvian Government International Bond, 3.30%, 03/11/41		240	184,137

			536,560

Poland — 0.4%
Republic of Poland Government International Bond 4.88%, 10/04/33		188	184,124

Security		Par (000)	Value

Poland (continued)
Republic of Poland Government International Bond (continued)
4.25%, 02/14/43(d)	EUR	260	$278,273
5.50%, 04/04/53	USD	286	287,110

			749,507

Romania — 1.0%
Romanian Government International Bond
5.25%, 11/25/27(a)		406	395,862
2.88%, 03/11/29(d)	EUR	449	425,153
2.50%, 02/08/30(d)		475	426,246
2.12%, 07/16/31(d)		499	411,230
4.00%, 02/14/51(d)	USD	230	163,686

			1,822,177

Saudi Arabia — 0.4%
Saudi Government International Bond
2.25%, 02/02/33(d)		360	289,699
5.00%, 01/18/53(a)		426	394,072
3.75%, 01/21/55(d)		230	173,567

			857,338

Senegal — 0.1%
Senegal Government International Bond, 6.25%, 05/23/33(d)		200	166,820

South Africa — 0.4%
Republic of South Africa Government International Bond
4.85%, 09/30/29		340	298,636
5.88%, 04/20/32		440	389,690
5.00%, 10/12/46		200	132,658

			820,984

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 6.35%, 06/28/24(c)(d)(l)		200	88,352

Ukraine — 0.1%
Ukraine Government International Bond(c)(d)(l)
8.99%, 02/01/26		447	111,021
7.75%, 09/01/27		369	87,287

			198,308

Total Foreign Agency Obligations — 8.9% (Cost: $18,430,855)			16,930,427

		Shares

Investment Companies

Fixed Income Funds — 0.9%
iShares iBoxx $ High Yield Corporate Bond ETF(o)		22,500	1,689,075

Total Investment Companies — 0.9% (Cost: $1,787,579)			1,689,075

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Puerto Rico(b) — 0.2%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	50	$25,380
0.00%, 11/01/51		555	231,081
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		235	82,076

			338,537

Total Municipal Bonds — 0.2% (Cost: $352,651)			338,537

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(a)(b) — 1.4%
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 5.14%, 12/26/37		962	795,792
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69		2,205	1,929,244

			2,725,036

Commercial Mortgage-Backed Securities — 6.1%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, (1-mo. LIBOR US + 3.23%), 8.42%, 04/15/35(a)(b)		153	145,427
Benchmark Mortgage Trust, Series 2019-B9, Class XD, 2.17%, 03/15/52(a)(b)		11,550	1,023,535
BX Commercial Mortgage Trust, Series 2021-MFM1, Class G, (1-mo. Term SOFR + 4.01%), 9.16%, 01/15/34(a)(b)		185	173,880
CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/39(a)(b)		2,000	1,652,325
Citigroup Commercial Mortgage Trust, Series 2019- PRM, Class F, 4.89%, 05/10/36(a)(b)		2,000	1,983,137
Cold Storage Trust, Series 2020-ICE5, Class F, (1-mo. LIBOR US + 3.49%), 8.69%, 11/15/37(a)(b)		266	258,867
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2020-FACT, Class F, (1-mo. LIBOR US + 6.16%), 11.35%, 10/15/37		700	584,915
Series 2021-BHAR, Class E, (1-mo. LIBOR US + 3.50%), 8.69%, 11/15/38		250	242,631
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(a)(b)		369	219,627
GS Mortgage Securities Corp. Trust, Series 2021-DM, Class F, (1-mo. LIBOR US + 3.44%), 8.63%, 11/15/36(a)(b)		110	103,654
HONO Mortgage Trust(a)(b)
Series 2021-LULU, Class E, (1-mo. LIBOR US + 3.35%), 8.54%, 10/15/36		200	182,415
Series 2021-LULU, Class F, (1-mo. LIBOR US + 4.40%), 9.59%, 10/15/36		110	99,599
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class F, (1-mo. Term SOFR + 3.54%), 8.69%, 04/15/37(a)(b)		249	215,447
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.29%, 12/15/48(a)(b)		107	81,314
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XD, 1.50%, 06/15/51(a)(b)		11,427	653,934
LSTAR Commercial Mortgage Trust, Series 2016-4, Class C, 4.76%, 03/10/49(a)(b)		476	422,622
MED Trust, Series 2021-MDLN, Class G, (1-mo. LIBOR US + 5.25%), 10.44%, 11/15/38(a)(b)		174	163,059

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
MF1 Trust, Series 2021-W10, Class G, (1-mo. Term SOFR + 4.22%), 9.37%, 12/15/34(a)(b)	USD	310	$288,079
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	152,492
Morgan Stanley Capital I Trust(a)
Series 2018-MP, Class E, 4.42%, 07/11/40(b)		551	361,051
Series 2018-SUN, Class F, (1-mo. LIBOR US + 2.55%), 7.74%, 07/15/35(b)		1,360	1,324,034
Series 2019-H7, Class D, 3.00%, 07/15/52		1,250	753,010
One New York Plaza Trust, Series 2020-1NYP, Class D, (1-mo. LIBOR US + 2.75%), 7.94%, 01/15/36(a)(b)		100	76,811
Velocity Commercial Capital Loan Trust(a)
Series 2018-1, Class M5, 6.26%, 04/25/48		140	106,331
Series 2018-1, Class M6, 7.26%, 04/25/48		198	129,635
Wells Fargo Commercial Mortgage Trust, Series 2020- SDAL, Class E, (1-mo. LIBOR US + 2.74%), 7.93%, 02/15/37(a)(b)		100	92,628

			11,490,459

Total Non-Agency Mortgage-Backed Securities — 7.5% (Cost: $16,030,843)			14,215,495

Preferred Securities

Capital Trusts — 3.2%(b)

Banks(g) — 0.6%
Banco Mercantil del Norte SA(a)
5.88%		350	295,968
6.75%		770	738,307
HSBC Bank Capital Funding Sterling 1 LP, 5.84%(d)	GBP	20	25,400

			1,059,675

Diversified Telecommunication Services — 1.0%
British Telecommunications PLC, 4.25%, 11/23/81(a)	USD	200	176,013
Koninklijke KPN NV, 2.00%(d)(g)	EUR	100	102,812
Telefonica Europe BV(d)(g)
4.38%		200	212,784
6.14%		200	210,329
2.38%		1,400	1,199,229

			1,901,167

Electric Utilities(d)(g) — 0.6%
Electricite de France SA
5.38%		300	319,176
3.38%		200	167,124
7.50%, 12/31/29		200	221,480
Iberdrola International BV, Series NC9, 1.83%		300	252,840
Naturgy Finance BV
2.37%		100	95,836
3.38%		100	105,918

			1,162,374

Media — 0.2%
SES SA, 2.88%(d)(g)		350	323,200

Oil, Gas & Consumable Fuels(d)(g) — 0.3%
Abertis Infraestructuras Finance BV, 3.25%		300	293,462
Eni SpA, Series NC-9, 2.75%		450	383,343

			676,805

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals — 0.3%
Bayer AG, 3.13%, 11/12/79(d)	EUR	700	$660,722

Wireless Telecommunication Services(d) — 0.2%
Vodafone Group PLC
2.63%, 08/27/80		218	214,063
4.20%, 10/03/78		100	99,463

			313,526

			6,097,469

Total Preferred Securities — 3.2% (Cost: $7,233,616)			6,097,469

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(b)	USD	370	331,861

Mortgage-Backed Securities(p) — 4.4%
Uniform Mortgage-Backed Securities
3.00%, 07/13/53		1,048	922,169
3.50%, 07/13/53		5,774	5,261,119
4.50%, 07/13/53		2,305	2,215,908

			8,399,196

Total U.S. Government Sponsored Agency Securities — 4.6% (Cost: $8,802,685)			8,731,057

Total Long-Term Investments — 96.1% (Cost: $210,752,088)			182,754,240

Short-Term Securities

Commercial Paper — 0.7%
3M Co., 5.63%, 09/07/23(q)		250	247,498
AT&T, Inc., 6.01%, 02/21/24(q)		590	567,497
Johnson & Johnson, 5.23%, 08/14/23(q)		250	248,395
Societe Generale SA, 5.78%, 03/06/24(q)		250	240,194

			1,303,584

Security	Shares	Value

Money Market Funds — 5.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(o)(r)	10,854,604	$10,854,604

Total Short-Term Securities — 6.4% (Cost: $12,160,027)		12,158,188

Total Investments — 102.5% (Cost: $222,912,115)		194,912,428

Liabilities in Excess of Other Assets — (2.5)%		(4,747,315)

Net Assets — 100.0%		$190,165,113

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Convertible security.
(f)	Zero-coupon bond.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(j)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(k)	When-issued security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Rounds to less than 1,000.
(n)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(o)	Affiliate of the Trust.
(p)	Represents or includes a TBA transaction.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,842,853	$2,011,751	(a)	$—	$—	$—	$10,854,604	10,854,604	$346,354	$—
iShares iBoxx $High Yield Corporate Bond ETF	1,656,675	—		—	—	32,400	1,689,075	22,500	41,372	—

					$—	$32,400	$12,543,679		$387,726	$—

(a)	Represents net amount purchased (sold).

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas SA	5.07	%(b)	04/19/23	Open		$581,000	$586,601	Corporate Bonds	Open/Demand
BNP Paribas SA	5.10	(b)	05/30/23	Open		696,150	699,208	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.05	(b)	06/21/23	Open		123,563	123,718	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	5.10	(b)	06/21/23	Open		180,250	180,480	Foreign Agency Obligations	Open/Demand

						$1,580,963	$1,590,007

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	133	09/20/23	$14,938	$(256,826)
U.S. Long Bond	12	09/20/23	1,526	3,041
Ultra U.S. Treasury Bond	27	09/20/23	3,678	29,998
Long Gilt	8	09/27/23	968	6,126
2-Year U.S. Treasury Note	178	09/29/23	36,204	(284,597)

				(502,258)

Short Contracts
Euro BOBL	4	09/07/23	505	4,143
Euro Bund	3	09/07/23	438	1,842
10-Year U.S. Ultra Long Treasury Note	245	09/20/23	29,040	254,789
5-Year U.S. Treasury Note	163	09/29/23	17,464	244,363

				505,137

				$2,879

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,853,343	USD	578,971	Morgan Stanley & Co. International PLC	09/20/23	$8,783
MXN	646,172	USD	37,000	Morgan Stanley & Co. International PLC	09/20/23	205
MXN	3,384,542	USD	193,800	Morgan Stanley & Co. International PLC	09/20/23	1,075
USD	5,422,033	AUD	7,934,000	Societe Generale	09/20/23	125,397
USD	131,271	CAD	173,000	The Bank of New York Mellon	09/20/23	524
USD	295,500	CNH	2,098,294	The Bank of New York Mellon	09/20/23	5,077
USD	21,529,459	EUR	19,619,000	BNP Paribas SA	09/20/23	39,342
USD	3,807,119	GBP	2,969,000	BNP Paribas SA	09/20/23	35,688
USD	14,498	JPY	2,022,000	The Bank of New York Mellon	09/20/23	316

						216,407

USD	280,572	EUR	259,241	State Street Bank and Trust Co.	09/14/23	(3,307)
USD	825,183	EUR	762,446	State Street Bank and Trust Co.	09/14/23	(9,726)
USD	125,527	EUR	115,682	The Bank of New York Mellon	09/14/23	(1,149)
USD	183,000	BRL	892,982	Goldman Sachs International	09/20/23	(944)
USD	183,000	BRL	901,879	Morgan Stanley & Co. International PLC	09/20/23	(2,776)
USD	598,301	EUR	549,000	HSBC Bank PLC	09/20/23	(3,059)
USD	365,000	MXN	6,358,190	Goldman Sachs International	09/20/23	(1,091)
ZAR	2,028,108	USD	110,000	Morgan Stanley & Co. International PLC	09/20/23	(3,075)

						(25,127)

						$191,280

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V11	5.00%	Quarterly	06/20/25	C+		USD 3,420		$134,536	$(6,864)	$141,400
CDX.NA.HY.40.V1	5.00	Quarterly	06/20/28	B		USD 9,022		268,278	114,813	153,465

								$402,814	$107,949	$294,865

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

										Upfront Premium	Unrealized
Paid by the Trust		Received by the Trust		Effective		Termination	Notional			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
4.18%	Annual	1-Day SOFR, 1.09%	Annual	N/A		06/21/24	USD	4,685	$54,228	$(5,978)	$60,206
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	2,271	(801)	1	(802)
28-Day MXIBTIIE, 11.50%	Monthly	9.90%	Monthly	N/A		02/05/25	MXN	8,533	(2,214)	3	(2,217)
28-Day MXIBTIIE, 11.50%	Monthly	9.92%	Monthly	N/A		02/05/25	MXN	4,111	(995)	1	(996)
1-Day SOFR, 1.09%	Annual	3.71%	Annual	N/A		01/10/27	USD	7,146	(156,344)	49,004	(205,348)
1-Day SOFR, 1.09%	Annual	1.56%	Annual	N/A		03/07/27	USD	8,805	(873,031)	60	(873,091)
1-Day SOFR, 1.09%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	1,097	867	5	862
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/28/31	USD	200	2,215	(3,341)	5,556
1-Day SOFR, 1.09%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	1,560	100	14	86
3.22%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/28/51	USD	89	287	(4,612)	4,899

									$(975,688)	$35,157	$(1,010,845)

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/27	N/R	EUR	6	$569	$160	$409
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	6	573	175	398
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	6	538	164	374
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	3	255	78	177
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	156	15,086	13,687	1,399
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	451	(107,376)	(31,363)	(76,013)
CMBX.NA.15	3.00	Monthly	Goldman Sachs International	11/15/64	N/R	USD	3,523	(1,017,062)	(751,055)	(266,007)
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R	USD	3,522	(1,016,831)	(681,627)	(335,204)
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/18/64	N/R	USD	4,000	(1,154,833)	(745,121)	(409,712)

								$(3,279,081)	$(2,194,902)	$(1,084,179)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

OTC Interest Rate Swaps

										Upfront Premium	Unrealized
Paid by the Trust		Received by the Trust			Effective	Termination	Notional			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day BZDIOVER, 3.34%	Monthly	13.13%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	64	$436	$—	$436
1-Day BZDIOVER, 3.34%	Monthly	13.15%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	1,330	9,209	—	9,209
1-Day BZDIOVER, 3.34%	Monthly	13.18%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	694	4,878	—	4,878
1-Day BZDIOVER, 3.34%	Monthly	13.22%	Monthly	Citibank N.A.	N/A	01/02/25	BRL	365	2,626	—	2,626
1-Day BZDIOVER, 3.34%	Monthly	13.32%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	1,327	10,058	—	10,058

									$27,207	$—	$27,207

OTC Total Return Swaps

										Upfront Premium	Unrealized
Paid by the Trust		Received by the Trust			Effective	Termination	Notional			Paid	Appreciation

Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR minus 0.30%, 1.09%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	09/15/23	USD	330	$92	$—	$92

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$163,901	$(20,795)	$366,474	$(1,082,454)
OTC Swaps	14,264	(2,209,166)	30,056	(1,086,936)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$544,302	$—	$544,302
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	216,407	—	—	216,407
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	294,865	—	—	71,609	—	366,474
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	17,021	92	—	27,207	—	44,320

	$—	$311,886	$92	$216,407	$643,118	$—	$1,171,503

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$541,423	$—	$541,423
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	25,127	—	—	25,127
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	1,082,454	—	1,082,454
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,296,102	—	—	—	—	3,296,102

	$—	$3,296,102	$—	$25,127	$1,623,877	$—	$4,945,106

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(814,238)	$—	$(814,238)
Forward foreign currency exchange contracts	—	—	—	23,496	—	—	23,496
Options purchased(a)	—	—	(14,069)	—	—	—	(14,069)
Options written	—	—	6,325	—	—	—	6,325
Swaps	—	1,032,209	3,661	—	115,248	—	1,151,118

	$—	$1,032,209	$(4,083)	$23,496	$(698,990)	$—	$352,632

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(162,694)	$—	$(162,694)
Forward foreign currency exchange contracts	—	—	—	170,399	—	—	170,399
Swaps	—	(1,430,815)	4,718	—	(131,940)	—	(1,558,037)

	$—	$(1,430,815)	$4,718	$170,399	$(294,634)	$—	$(1,550,332)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,921,952
Average notional value of contracts — short	$54,462,112
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,611,015
Average amounts sold — in USD	$35,211,196
Options:
Average value of option contracts purchased	$2,772
Average value of option contracts written	$724
Credit default swaps:
Average notional value — sell protection	$34,530,771
Interest rate swaps:
Average notional value — pays fixed rate	$4,973,600
Average notional value — receives fixed rate	$19,445,480
Total return swaps:
Average notional value	$327,228

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$80,456	$107,451
Forward foreign currency exchange contracts	216,407	25,127
Swaps — centrally cleared	86,188	—
Swaps — OTC(a)	44,320	3,296,102

Total derivative assets and liabilities in the Statements of Assets and Liabilities	427,371	3,428,680

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(166,644)	(107,451)

Total derivative assets and liabilities subject to an MNA	$260,727	$3,321,229

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$19,703	$—	$—	$—	$19,703
BNP Paribas SA	75,030	—	—	—	75,030
Citibank N.A.	2,626	—	—	—	2,626
Credit Suisse International	569	—	—	—	569
JPMorgan Chase Bank N.A.	21,422	—	—	—	21,422
Morgan Stanley & Co. International PLC	10,063	(10,063)	—	—	—
Societe Generale	125,397	—	—	—	125,397
The Bank of New York Mellon	5,917	(1,149)	—	—	4,768

	$260,727	$(11,212)	$—	$—	$249,515

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)
Goldman Sachs International	$1,019,097	$—	$—	$(700,000)	$319,097
HSBC Bank PLC	3,059	—	—	—	3,059
Morgan Stanley & Co. International PLC	2,284,891	(10,063)	—	(2,274,828)	—
State Street Bank and Trust Co.	13,033	—	—	—	13,033
The Bank of New York Mellon	1,149	(1,149)	—	—	—

	$3,321,229	$(11,212)	$—	$(2,974,828)	$335,189

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$33,945,035	$—	$33,945,035
Common Stocks
Hotel & Resort REITs	34,760	—	—	34,760
Hotels, Restaurants & Leisure	175,082	—	—	175,082
Oil, Gas & Consumable Fuels	893,345	—	—	893,345
Real Estate Management & Development	4,431	1,916	—	6,347
Corporate Bonds
Aerospace & Defense	—	724,504	—	724,504
Automobile Components	—	1,150,400	—	1,150,400
Automobiles	—	2,086,603	—	2,086,603
Banks	—	1,687,334	—	1,687,334
Beverages	—	1,983,125	—	1,983,125
Building Materials	—	465,424	—	465,424
Capital Markets	—	1,201,653	—	1,201,653
Chemicals	—	4,240,901	—	4,240,901
Commercial Services & Supplies	—	600,910	—	600,910
Construction Materials	—	95,058	—	95,058
Consumer Discretionary	—	638,311	—	638,311
Consumer Finance	82,072	203,930	—	286,002
Consumer Staples Distribution & Retail	—	1,080,740	—	1,080,740
Containers & Packaging	—	1,451,796	—	1,451,796
Diversified Consumer Services	—	413,257	—	413,257
Diversified REITs	—	556,823	—	556,823
Diversified Telecommunication Services	—	1,821,685	—	1,821,685
Electric Utilities	—	2,738,972	—	2,738,972
Electrical Equipment	—	25,960	—	25,960
Electronic Equipment, Instruments & Components	—	204,327	—	204,327
Energy Equipment & Services	—	45,787	—	45,787
Environmental, Maintenance & Security Service	—	19,030	—	19,030
Financial Services	—	2,749,208	5,608,564	8,357,772
Food Products	—	161,250	—	161,250
Ground Transportation	—	100,320	—	100,320
Health Care Providers & Services	—	3,012,073	—	3,012,073
Health Care Technology	—	87,717	—	87,717
Hotels, Restaurants & Leisure	—	7,572,367	—	7,572,367
Household Durables	—	7,395,095	—	7,395,095
Independent Power and Renewable Electricity Producers	—	2,960,746	—	2,960,746
Industrial Conglomerates	—	313,494	—	313,494
Insurance	—	460,282	—	460,282
Interactive Media & Services	—	353,463	—	353,463
Internet Software & Services	—	119,662	—	119,662
IT Services	—	282,176	—	282,176
Machinery	—	766,969	—	766,969
Media	—	3,201,344	—	3,201,344
Metals & Mining	—	3,101,332	—	3,101,332
Multi-Utilities	—	1,297,652	—	1,297,652
Oil, Gas & Consumable Fuels	174,055	12,750,623	467,916	13,392,594
Passenger Airlines	—	1,408,384	—	1,408,384
Personal Care Products	—	105,574	—	105,574
Pharmaceuticals	—	1,456,949	—	1,456,949
Real Estate Management & Development	—	2,916,595	—	2,916,595
Semiconductors & Semiconductor Equipment	168,200	—	—	168,200
Software	—	707,361	—	707,361
Specialty Retail	—	266,190	—	266,190

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Transportation Infrastructure	$—	$1,404,063	$—	$1,404,063
Wireless Telecommunication Services	—	3,649,275	—	3,649,275
Floating Rate Loan Interests	—	4,381,044	6,779,066	11,160,110
Foreign Agency Obligations	—	16,930,427	—	16,930,427
Investment Companies	1,689,075	—	—	1,689,075
Municipal Bonds	—	338,537	—	338,537
Non-Agency Mortgage-Backed Securities	—	14,215,495	—	14,215,495
Preferred Securities
Capital Trusts	—	6,097,469	—	6,097,469
U.S. Government Sponsored Agency Securities	—	8,731,057	—	8,731,057
Short-Term Securities
Commercial Paper	—	1,303,584	—	1,303,584
Money Market Funds	10,854,604	—	—	10,854,604

	$14,075,624	$167,981,258	$12,855,546	$194,912,428

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$297,622	$—	$297,622
Equity Contracts	—	92	—	92
Foreign Currency Exchange Contracts	—	216,407	—	216,407
Interest Rate Contracts	544,302	98,816	—	643,118
Liabilities
Credit Contracts	—	(1,086,936)	—	(1,086,936)
Foreign Currency Exchange Contracts	—	(25,127)	—	(25,127)
Interest Rate Contracts	(541,423)	(1,082,454)	—	(1,623,877)

	$2,879	$(1,581,580)	$—	$(1,578,701)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $1,590,007 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2022	$1,003,006	$2,503,178	$14,067,820	$17,574,004
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(191,535)	—	—	(191,535)
Other(a)	(811,471)	3,687,893	(2,876,422)	—
Accrued discounts/premiums	—	—	9,006	9,006
Net realized gain (loss)	—	—	421	421
Net change in unrealized appreciation (depreciation)(b)(c)	—	(91,076)	501,299	410,223
Purchases	—	26,485	117,859	144,344
Sales	—	(50,000)	(5,040,917)	(5,090,917)

Closing balance, as of June 30, 2023	$—	$6,076,480	$6,779,066	$12,855,546

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(b)	$—	$(91,076)	$501,682	$410,606

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities, Corporate Bonds and Floating Rate Loan Interests
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust (MSO)

unadjusted third-party pricing information in the amount of $14,560. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$6,076,480	Income	Discount Rate	9%-12%		10%
Floating Rate Loan Interests	6,764,506	Income	Discount Rate	22%		—
		Estimated Recovery Value	Discount Rate	50%		—

	$12,840,986

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 9 Ltd., Series 2020-9A, Class E, (3-mo. LIBOR US + 7.26%), 12.51%, 01/20/34(a)(b)	USD	250	$236,712
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class D1R2, (3-mo. LIBOR US + 3.50%), 8.77%, 01/28/31(a)(b)		250	235,889
Ares LI CLO Ltd., Series 2019-51A, Class ER, (3-mo. LIBOR US + 6.85%), 12.11%, 07/15/34(a)(b)		300	263,018
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3-mo. LIBOR US + 3.15%), 8.41%, 07/15/34(a)(b)		750	690,168
CarVal CLO I Ltd., Series 2018-1A, Class D, (3-mo. LIBOR US + 2.89%), 8.15%, 07/16/31(a)(b)		250	234,447
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3-mo. LIBOR US + 3.20%), 8.45%, 04/20/32(a)(b)		2,000	1,850,682
CarVal CLO III Ltd., Series 2019-2A, Class E, (3-mo. LIBOR US + 6.44%), 11.69%, 07/20/32(a)(b)		1,300	1,159,773
Cedar Funding XIV CLO Ltd.(a)(b)
Series 2021-14A, Class D, (3-mo. LIBOR US + 3.25%), 8.51%, 07/15/33		500	458,318
Series 2021-14A, Class E, (3-mo. LIBOR US + 6.34%), 11.60%, 07/15/33		375	332,755
Series 2021-14A, Class SUB, 0.00%, 07/15/33		250	125,575
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3-mo. LIBOR US + 6.80%), 12.05%, 04/20/34(a)(b)		250	244,434
Elmwood CLO VII Ltd., Series 2020-4A, Class E, (3-mo. LIBOR US + 7.10%), 12.36%, 01/17/34(a)(b)		250	239,148
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(b)	CAD	150	102,590
Generate CLO 3 Ltd., Series 3A, Class DR, (3-mo. LIBOR US + 3.60%), 8.85%, 10/20/29(a)(b)	USD	500	491,820
Generate CLO 4 Ltd., Series 4A, Class ER, (3-mo. LIBOR US + 6.75%), 12.00%, 04/20/32(a)(b)		250	233,188
Gilbert Park CLO Ltd., Series 2017-1A, Class D, (3-mo. LIBOR US + 2.95%), 8.21%, 10/15/30(a)(b)		750	691,413
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2021-11A, Class E, (3-mo. LIBOR US + 5.35%), 10.60%, 10/20/34(a)(b)		250	224,466
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3-mo. LIBOR US + 6.56%), 11.81%, 07/20/34(a)(b)		250	235,826
GSAA Home Equity Trust, Series 2005-14, Class 1A2, (1-mo. LIBOR US + 0.70%), 5.85%, 12/25/35(a)		3,371	1,426,622
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3-mo. LIBOR US + 6.45%), 11.71%, 04/15/33(a)(b)		250	218,946
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 11.84%, 07/15/35(a)(b)		250	222,421
Lending Funding Trust, Series 2020-2A, Class D, 6.77%, 04/21/31(b)		400	346,651
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44(b)		212	177,108
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class ER, (3-mo. LIBOR US + 6.10%), 11.37%, 01/20/32(a)(b)		400	368,286
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class ER, (3-mo. LIBOR US + 5.75%), 11.00%, 07/20/31(a)(b)		250	230,038
OCP CLO Ltd.(a)(b)
Series 2013-4A, Class CRR, (3-mo. LIBOR US + 3.00%), 8.27%, 04/24/29		300	293,520

Security		Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.(a)(b) (continued)
Series 2014-7A, Class B1RR, (3-mo. LIBOR US + 2.25%), 7.50%, 07/20/29	USD	500	$493,116
Series 2019-17A, Class ER, (3-mo. LIBOR US + 6.50%), 11.75%, 07/20/32		1,500	1,341,767
OHA Credit Funding 11 Ltd., Series 2022-11A, Class E, (3-mo. CME Term SOFR + 7.25%), 12.28%, 07/19/33(a)(b)		250	241,355
Palmer Square Loan Funding Ltd., Series 2022-2A, Class D, (3-mo. CME Term SOFR + 6.20%), 11.19%, 10/15/30(a)(b)		250	233,381
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3-mo. LIBOR US + 7.53%), 12.78%, 01/20/33(a)(b)		250	232,678
Recette CLO Ltd., Series 2015-1A, Class DRR, (3-mo. LIBOR US + 3.25%), 8.50%, 04/20/34(a)(b)		1,000	904,784
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3-mo. LIBOR US + 2.65%), 7.90%, 10/20/30(a)(b)		430	399,805
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1-mo. LIBOR US + 0.29%), 5.44%, 01/25/47(a)		2,768	2,442,882
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3-mo. LIBOR US + 6.89%), 12.19%, 04/30/32(a)(b)		1,250	1,115,256
TICP CLO XII Ltd., Series 2018-12A, Class ER, (3-mo. LIBOR US + 6.25%), 11.51%, 07/15/34(a)(b)		250	231,901
Trestles CLO II Ltd., Series 2018-2A, Class D, (3-mo. LIBOR US + 5.75%), 11.01%, 07/25/31(a)(b)		250	221,802
Trestles CLO Ltd., Series 2017-1A, Class CR, (3-mo. LIBOR US + 2.90%), 8.16%, 04/25/32(a)(b)		1,000	928,999
Whitebox CLO III Ltd., Series 2021-3A, Class E, (3-mo. LIBOR US + 6.85%), 12.11%, 10/15/34(a)(b)		250	239,407

Total Asset-Backed Securities — 25.6% (Cost: $21,761,032)			20,360,947

		Shares

Common Stocks

Hotel & Resort REITs — 0.0%
Service Properties Trust		2,000	17,380

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc.(c)		1,350	68,810

Oil, Gas & Consumable Fuels — 0.4%
California Resources Corp.		7,618	345,019

Total Common Stocks — 0.5% (Cost: $185,514)			431,209

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.5%
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)	USD	250	248,125
TransDigm, Inc., 6.38%, 06/15/26		142	140,155

			388,280

Automobile Components — 0.8%
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 05/15/26(b)		130	129,163
Dana Financing Luxembourg SARL, 8.50%, 07/15/31(d)	EUR	100	112,557

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobile Components (continued)
Dana, Inc., 5.63%, 06/15/28	USD	72	$67,674
Forvia, 3.75%, 06/15/28(d)	EUR	100	98,794
ZF Finance GmbH(d)
5.75%, 08/03/26		100	109,375
3.75%, 09/21/28		100	97,966

			615,529

Automobiles — 1.8%
Constellation Automotive Financing PLC, 4.88%, 07/15/27(d)	GBP	100	97,155
Ford Motor Co., 6.10%, 08/19/32	USD	76	73,656
Ford Motor Credit Co. LLC
5.58%, 03/18/24		597	592,789
4.54%, 03/06/25	GBP	100	120,396
6.86%, 06/05/26		108	133,664
6.13%, 05/15/28	EUR	100	111,781
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(d)		100	95,207
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(d)		200	202,544

			1,427,192

Banks — 0.7%
Banco BPM SpA, (5-year EUR Swap + 3.80%), 3.25%, 01/14/31(a)(d)		100	98,966
Cooperatieve Rabobank UA, (3-mo. EURIBOR + 1.15%), 4.23%, 04/25/29		100	107,791
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	72	70,201
Intesa Sanpaolo SpA, 5.15%, 06/10/30(d)	GBP	250	255,812

			532,770

Beverages — 1.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28(d)	EUR	100	90,618
3.25%, 09/01/28(b)	USD	201	172,652
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d)
2.13%, 08/15/26	EUR	100	96,856
4.75%, 07/15/27	GBP	100	100,517
Crown European Holdings SA, 3.38%, 05/15/25(d)	EUR	100	106,796
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)	USD	65	64,578
OI European Group BV, 2.88%, 02/15/25(d)	EUR	100	106,256
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)	USD	200	192,031

			930,304

Building Materials — 0.2%
Cemex SAB de CV, 3.13%, 03/19/26(d)	EUR	100	104,625
Masonite International Corp., Class C, 5.38%, 02/01/28(b)	USD	9	8,579
Standard Industries, Inc.(b)
5.00%, 02/15/27		9	8,578
4.75%, 01/15/28		35	32,593

			154,375

Capital Markets — 0.5%
MDGH GMTN RSC Ltd., 4.38%, 11/22/33		200	193,000
SURA Asset Management SA, 4.88%, 04/17/24(d)		171	168,435

			361,435

Security		Par (000)	Value

Chemicals — 2.6%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(d)	EUR	100	$106,942
Braskem Idesa SAPI, 6.99%, 02/20/32(b)	USD	200	128,000
Chemours Co., 4.00%, 05/15/26	EUR	100	100,936
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26(d)		100	97,494
MEGlobal BV(d)
4.25%, 11/03/26	USD	200	191,646
2.63%, 04/28/28		200	174,120
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		621	606,705
OCI NV, 3.63%, 10/15/25(d)	EUR	90	95,072
Olympus Water U.S. Holding Corp., 9.63%, 11/15/28(d)		100	104,755
Sasol Financing USA LLC
6.50%, 09/27/28	USD	287	256,722
8.75%, 05/03/29(b)		200	195,000

			2,057,392

Commercial Services & Supplies — 0.4%
AMN Healthcare, Inc., 4.63%, 10/01/27(b)		99	91,634
Loxam SAS, 3.75%, 07/15/26(d)	EUR	200	206,206

			297,840

Construction Materials — 0.1%
OPENLANE, Inc., 5.13%, 06/01/25(b)	USD	53	51,939

Consumer Discretionary — 0.2%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)		200	31,490
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25(d)	EUR	100	103,658

			135,148

Consumer Finance(d) — 0.2%
Encore Capital Group, Inc., 4.88%, 10/15/25		100	101,965
Nexi SpA, 0.00%, 02/24/28(e)(f)		100	82,072

			184,037

Consumer Staples Distribution & Retail — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
4.63%, 01/15/27	USD	147	139,283
4.88%, 02/15/30		17	15,695
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(d)	GBP	100	106,046
Picard Groupe SAS, 3.88%, 07/01/26(d)	EUR	100	99,845

			360,869

Containers & Packaging — 0.7%
Ahlstrom-Munksjo Holding 3 Oy, 3.63%, 02/04/28(d)		100	90,033
Klabin Austria GmbH, 3.20%, 01/12/31(b)	USD	200	159,900
Suzano Austria GmbH
3.13%, 01/15/32		150	119,542
7.00%, 03/16/47(b)		200	200,964

			570,439

Diversified Consumer Services — 0.3%
Cedacri Mergeco SpA, (3-mo. EURIBOR + 5.50%), 8.88%, 05/15/28	EUR	100	104,755
Rekeep SpA, 7.25%, 02/01/26(d)		100	102,005

			206,760

Diversified REITs — 0.2%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(b)	USD	37	31,887
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		12	11,172

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified REITs (continued)
Service Properties Trust
4.35%, 10/01/24	USD	10	$9,622
7.50%, 09/15/25		33	32,406
XHR LP(b)
6.38%, 08/15/25		68	66,747
4.88%, 06/01/29		11	9,433

			161,267

Diversified Telecommunication Services(d) — 0.6%
SoftBank Group Corp.
3.88%, 07/06/32	EUR	100	82,522
(5-year USD ICE Swap + 4.23%), 6.00%(a)(g)	USD	200	199,500
Telecom Italia SpA/Milano, 6.88%, 02/15/28	EUR	200	216,996

			499,018

Electric Utilities — 0.7%
EDP - Energias de Portugal SA, (5-year EUR Swap + 1.84%), 1.70%, 07/20/80(a)(d)		100	99,545
Orano SA, 2.75%, 03/08/28(d)		100	100,325
Vistra Operations Co. LLC(b)
5.50%, 09/01/26	USD	17	16,358
5.00%, 07/31/27		343	321,054

			537,282

Energy Equipment & Services — 0.0%
Vallourec SA, 8.50%, 06/30/26(d)	EUR	17	18,533

Environmental, Maintenance & Security Service — 0.0%
Covanta Holding Corp., 4.88%, 12/01/29(b)	USD	9	7,785

Financial Services — 4.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		214	206,242
doValue SpA, 3.38%, 07/31/26(d)	EUR	102	93,491
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(d)	GBP	100	90,678
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)	USD	11	10,233
Oceana Australian Fixed Income Trust, 10.00%, 08/31/23(h)	AUD	966	644,338
Oceana Australian Fixed Income Trust, A Note Upsize(h)
8.00%, 01/21/24		1,740	1,141,715
8.00%, 03/28/24		480	314,956
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(b)
2.88%, 10/15/26	USD	72	63,720
3.63%, 03/01/29		228	191,627
3.88%, 03/01/31		56	45,408
Sun Country Airlines Holdings, Inc., 7.00%, 12/15/23(h)		160	158,226
UniCredit SpA, (3-mo. EURIBOR + 1.60%), 4.45%, 02/16/29(a)(d)	EUR	150	158,521
United Wholesale Mortgage LLC, 5.75%, 06/15/27(b)	USD	153	139,683

			3,258,838

Health Care Providers & Services — 1.7%
HCA, Inc., 5.38%, 09/01/26		17	16,866
Medline Borrower LP, 3.88%, 04/01/29(b)		419	364,137
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25(d)	EUR	100	103,703
Select Medical Corp., 6.25%, 08/15/26(b)(i)	USD	360	353,817
Tenet Healthcare Corp.
4.25%, 06/01/29		507	458,038

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
4.38%, 01/15/30	USD	44	$39,705
Universal Health Services, Inc., 2.65%, 10/15/30		63	51,455

			1,387,721

Health Care Technology — 0.1%
Catalent Pharma Solutions, Inc., 2.38%, 03/01/28(d)	EUR	100	87,717
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)	USD	9	8,240

			95,957

Hotels, Restaurants & Leisure — 4.2%
Affinity Interactive, 6.88%, 12/15/27(b)		150	132,000
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 3.88%, 01/15/28(b)		13	11,884
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		228	226,944
8.13%, 07/01/27		146	149,427
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		3	2,792
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		102	101,231
Churchill Downs, Inc.(b)
5.50%, 04/01/27		10	9,614
4.75%, 01/15/28		9	8,347
CPUK Finance Ltd., 6.50%, 08/28/26(d)	GBP	100	120,345
Full House Resorts, Inc., 8.25%, 02/15/28(b)	USD	13	12,168
Golden Entertainment, Inc., 7.63%, 04/15/26(b)		34	34,145
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		17	15,851
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(b)		147	130,455
IRB Holding Corp., 7.00%, 06/15/25(b)		72	72,360
Lottomatica SpA/Roma(d)
5.13%, 07/15/25	EUR	100	110,390
(3-mo. EURIBOR + 4.13%), 7.59%, 06/01/28(a)		100	109,529
Marriott International, Inc.
Series FF, 4.63%, 06/15/30	USD	50	47,874
Series GG, 3.50%, 10/15/32		232	200,378
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(b)		151	130,323
MGM Resorts International
5.75%, 06/15/25		12	11,893
4.63%, 09/01/26		152	143,332
5.50%, 04/15/27		157	150,403
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		102	90,071
Scientific Games International, Inc., 7.00%, 05/15/28(b)		194	192,964
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/25(b)		310	313,875
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(d)	GBP	100	116,154
Travel & Leisure Co., 6.63%, 07/31/26(b)	USD	90	89,316
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(b)
5.50%, 03/01/25		190	186,929
5.25%, 05/15/27		19	17,998
Wynn Macau Ltd., 5.50%, 01/15/26(d)		200	185,375
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		213	190,889

			3,315,256

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables — 3.9%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
6.63%, 01/15/28	USD	216	$206,457
4.63%, 08/01/29		30	25,567
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(b)
6.25%, 09/15/27		234	214,930
5.00%, 06/15/29		10	8,007
Century Communities, Inc., 6.75%, 06/01/27		44	44,066
Forestar Group, Inc.(b)
3.85%, 05/15/26		244	224,202
5.00%, 03/01/28		319	292,623
M/I Homes, Inc., 4.95%, 02/01/28		225	209,745
Mattamy Group Corp., 5.25%, 12/15/27(b)		9	8,387
Newell Brands, Inc., 4.70%, 04/01/26		35	32,877
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		270	265,192
5.75%, 01/15/28		914	883,765
Tri Pointe Homes, Inc.
5.25%, 06/01/27		705	666,898
5.70%, 06/15/28		18	17,388

			3,100,104

Independent Power and Renewable Electricity Producers — 1.9%
Calpine Corp.(b)
4.50%, 02/15/28		652	590,276
5.13%, 03/15/28(i)		578	515,808
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(d)		200	186,484
NRG Energy, Inc.
5.75%, 01/15/28		14	13,267
5.25%, 06/15/29(b)		13	11,625
SCC Power PLC(b)(j)
(4.00% Cash and 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		510	170,999
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32		277	25,706

			1,514,165

Insurance(d) — 0.3%
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	115,227
Liberty Mutual Group, Inc., (5-year EUR Swap + 3.70%), 3.63%, 05/23/59(a)	EUR	100	103,391

			218,618

Interactive Media & Services(d) — 0.5%
iliad SA
5.38%, 06/14/27		100	107,581
5.63%, 02/15/30		100	105,464
United Group BV
4.88%, 07/01/24		100	108,014
(3-mo. EURIBOR + 4.88%), 8.13%, 02/01/29(a)		100	99,845

			420,904

Internet Software & Services — 0.1%
Gen Digital, Inc., 6.75%, 09/30/27(b)	USD	48	47,865

IT Services(d) — 0.2%
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28	EUR	100	109,456
La Financiere Atalian SASU, 6.63%, 05/15/25	GBP	100	86,360

			195,816

Machinery — 0.6%
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(d)	EUR	100	107,232

Security		Par (000)	Value

Machinery (continued)
TK Elevator Midco GmbH(d)
4.38%, 07/15/27	EUR	100	$97,393
(3-mo. EURIBOR + 4.75%), 7.93%, 07/15/27(a)		100	108,302
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	200	184,774

			497,701

Media — 1.7%
Altice Financing SA, 2.25%, 01/15/25(d)	EUR	100	101,482
AMC Networks, Inc., 5.00%, 04/01/24	USD	7	6,892
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/27(b)		306	277,815
Global Switch Holdings Ltd., 2.25%, 05/31/27(d)	EUR	100	101,135
iHeartCommunications, Inc.
6.38%, 05/01/26	USD	14	11,674
5.25%, 08/15/27(b)		13	9,941
4.75%, 01/15/28(b)		9	6,785
Lamar Media Corp., 3.75%, 02/15/28		10	9,102
Lorca Telecom Bondco SA, 4.00%, 09/18/27(d)	EUR	100	99,436
Nexstar Media, Inc., 5.63%, 07/15/27(b)(i)	USD	300	279,627
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		11	9,985
4.63%, 03/15/30		9	7,498
SES SA, (5-year EUR Swap + 5.40%), 5.63%(a)(d)(g)	EUR	100	107,920
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27	USD	54	50,101
5.50%, 07/01/29		48	43,299
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(d)(j)	EUR	118	108,191
TEGNA, Inc.
4.63%, 03/15/28	USD	150	132,375
5.00%, 09/15/29		19	16,392

			1,379,650

Metals & Mining — 0.9%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	170,474
Freeport Indonesia PT, 4.76%, 04/14/27(d)		200	192,556
Stillwater Mining Co., 4.00%, 11/16/26(d)		200	177,512
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)		200	150,938

			691,480

Multi-Utilities — 0.3%
Veolia Environnement SA, (5-year EUR Swap + 2.84%), 2.50%(a)(d)(g)	EUR	300	270,060

Oil, Gas & Consumable Fuels — 6.5%
BP Capital Markets PLC, (5-year EUR Swap + 4.12%), 3.63%(a)(d)(g)		205	194,457
Buckeye Partners LP
4.13%, 03/01/25(b)	USD	87	82,650
3.95%, 12/01/26		10	9,028
California Resources Corp., 7.13%, 02/01/26(b)		142	142,710
Cellnex Finance Co. SA(d)
1.00%, 09/15/27	EUR	100	93,714
2.00%, 02/15/33		100	84,730
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(d)(e)		100	87,028
Chesapeake Energy Corp., 5.50%, 02/01/26(b)	USD	51	49,723
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		42	41,378
Ecopetrol SA
4.13%, 01/16/25		181	173,298
8.88%, 01/13/33		166	163,639

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ecopetrol SA (continued)
5.88%, 05/28/45	USD	105	$71,258
EIG Pearl Holdings SARL, 3.55%, 08/31/36(b)		200	170,122
Energean Israel Finance Ltd., 8.50%, 09/30/33		160	159,588
Geopark Ltd., 5.50%, 01/17/27(b)		200	163,734
HTA Group Ltd., 7.00%, 12/18/25(b)		200	188,962
IHS Holding Ltd., 6.25%, 11/29/28(b)		200	163,912
Infrastrutture Wireless Italiane SpA, 1.63%, 10/21/28(d)	EUR	100	95,606
Leviathan Bond Ltd., 6.75%, 06/30/30(b)(d)	USD	129	119,691
Matador Resources Co., 5.88%, 09/15/26		18	17,443
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(b)(i)		193	128,881
OQ SAOC, 5.13%, 05/06/28(b)		200	189,238
PDC Energy, Inc., 5.75%, 05/15/26		10	9,960
Permian Resources Operating LLC(b)
5.38%, 01/15/26		834	792,906
6.88%, 04/01/27		51	50,235
Pertamina Persero PT, 3.65%, 07/30/29(d)		200	184,504
Petroleos Mexicanos
4.25%, 01/15/25		80	75,383
6.50%, 03/13/27		279	247,612
8.75%, 06/02/29		176	157,810
5.95%, 01/28/31		205	149,369
6.70%, 02/16/32		245	185,943
Puma International Financing SA, 5.13%, 10/06/24(b)		200	194,000
SM Energy Co., 6.75%, 09/15/26		139	135,485
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29		32	28,390
4.50%, 04/30/30		172	150,370
TotalEnergies SE(a)(d)(g)
(5-year EUR Swap + 2.15%), 2.63%	EUR	100	103,396
Series NC7, (5-year EUR Swap + 1.99%), 1.63%		100	90,570

			5,146,723

Passenger Airlines — 0.6%
ABRA Global Finance, (6.00% Cash & 5.50% PIK), 11.50%, 03/02/28(b)(j)	USD	189	153,256
Allegiant Travel Co., 7.25%, 08/15/27(b)		24	23,912
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)		263	219,862
Deutsche Lufthansa AG, 2.88%, 05/16/27(d)	EUR	100	100,258

			497,288

Pharmaceuticals — 0.4%
Bausch Health Cos., Inc., 5.50%, 11/01/25(b)	USD	30	26,507
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(d)	EUR	100	99,785
Elanco Animal Health, Inc., 6.65%, 08/28/28	USD	13	12,614
Rossini SARL, 6.75%, 10/30/25(d)	EUR	100	109,805
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29		100	111,328

			360,039

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 5.75%, 02/01/27(b)	USD	13	12,723

Real Estate Management & Development — 2.0%
Agps Bondco PLC, 6.00%, 08/05/25(c)(d)(k)	EUR	100	46,930
China Evergrande Group, 10.50%, 04/11/24(c)(d)(k)	USD	200	11,518
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24(d)	EUR	100	80,749
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(c)(d)(k)	USD	200	12,000

Security		Par (000)		Value

Real Estate Management & Development (continued)
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(i)	USD	467		$421,626
Howard Hughes Corp., 5.38%, 08/01/28(b)		451		401,424
JGC Ventures Pte. Ltd.(j)
(3.00% PIK), 0.00%, 06/30/25		7		1,409
(3.00% PIK), 3.00%, 06/30/25(c)(d)(k)		239		59,719
(3.00% PIK), 10.75%, 06/30/25		1	(l)	52
Kaisa Group Holdings Ltd., 11.95%, 10/22/22(c)(k)		200		12,000
MAF Global Securities Ltd., (5-year CMT + 3.54%), 6.38%(a)(d)(g)		200		194,206
MAF Sukuk Ltd., 4.64%, 05/14/29(d)		267		260,199
Modern Land China Co. Ltd., (9.00% Cash or 9.00% PIK), 9.00%, 12/30/26(c)(d)(j)(k)		230		11,513
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(d)		200		113,746
Yango Justice International Ltd., 8.25%, 11/25/23(c)(d)(k)		200		2,000

				1,629,091

Software — 0.4%
Boxer Parent Co., Inc., 6.50%, 10/02/25(d)	EUR	100		107,610
Cloud Software Group, Inc., 6.50%, 03/31/29(b)	USD	95		84,586
Playtika Holding Corp., 4.25%, 03/15/29(b)		182		161,525

				353,721

Specialty Retail — 0.1%
Goldstory SASU, 5.38%, 03/01/26(d)	EUR	100		104,799

Transportation Infrastructure — 0.9%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)(i)	USD	200		153,768
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		200		192,478
Azzurra Aeroporti SpA(d)
2.13%, 05/30/24	EUR	125		131,884
2.63%, 05/30/27		100		97,778
Heathrow Finance PLC, 3.88%, 03/01/27(d)(m)	GBP	100		108,266

				684,174

Wireless Telecommunication Services — 1.8%
Altice France SA/France(d)
2.13%, 02/15/25	EUR	100		99,981
5.88%, 02/01/27		100		90,570
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31	USD	164		141,788
Kenbourne Invest SA, 6.88%, 11/26/24(b)(i)		145		125,857
Millicom International Cellular SA, 5.13%, 01/15/28(d)		242		211,089
VICI Properties LP/VICI Note Co., Inc.(b)
5.63%, 05/01/24		450		447,226
3.50%, 02/15/25		13		12,422
4.63%, 06/15/25		59		57,008
4.50%, 09/01/26		9		8,503
4.25%, 12/01/26		22		20,581
3.75%, 02/15/27		13		11,925
4.13%, 08/15/30		17		14,967
Vmed O2 U.K. Financing I PLC(d)
3.25%, 01/31/31	EUR	100		89,500
4.50%, 07/15/31	GBP	100		96,026

				1,427,443

Total Corporate Bonds — 45.4% (Cost: $40,066,835)				36,108,330

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Floating Rate Loan Interests(a)

Building Products — 0.7%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.50%, 04/12/28	USD	606		$578,950

Chemicals — 0.1%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. LIBOR US at 0.75% Floor + 4.00%), 9.19%, 03/16/27		105		103,697

Commercial Services & Supplies — 0.6%
Interface Security Systems LLC, Term Loan, (1-mo. CME Term SOFR + 7.00%, 1.00% PIK), 6.10%, 08/07/23(h)(j)		522		462,402

Consumer Finance — 0.0%
Credo Technology Group Holding Ltd., Term Loan B, (Defaulted), 0.00%, 02/17/24(c)(h)(k)		42		5,460

Diversified Telecommunication Services — 0.5%
Connect Finco SARL, 2021 Term Loan B, (1-mo. LIBOR US + 3.50%), 8.70%, 12/11/26		347		346,620

Health Care Providers & Services — 0.1%
Select Medical Corp., 2017 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.70%, 03/06/25		102		101,255

Hotels, Restaurants & Leisure — 0.5%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1-mo. LIBOR US + 3.75%), 8.94%, 02/02/26		167		161,876
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.10%, 01/27/29		246		242,348

				404,224

Media — 0.2%
ECL Entertainment LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.50%), 12.72%, 05/01/28		108		108,069

Passenger Airlines — 0.0%
Kestrel Bidco, Inc., Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.25%, 12/11/26		—	(l)	185

Total Floating Rate Loan Interests — 2.7% (Cost: $2,239,048)				2,110,862

Foreign Agency Obligations

Bahrain — 0.3%
Bahrain Government International Bond, 6.75%, 09/20/29(d)		200		197,962

Chile — 0.2%
Chile Government International Bond, 4.34%, 03/07/42		200		177,440

Colombia — 1.0%
Colombia Government International Bond
4.50%, 01/28/26		200		189,856
3.13%, 04/15/31		340		256,792
8.00%, 04/20/33		200		203,350
4.13%, 05/15/51(i)		200		119,466

				769,464

Dominican Republic — 0.8%
Dominican Republic International Bond 6.88%, 01/29/26(d)		114		114,773

Security		Par (000)	Value

Dominican Republic (continued)
Dominican Republic International Bond (continued)
5.95%, 01/25/27(d)	USD	128	$125,161
7.05%, 02/03/31(b)		150	149,418
4.88%, 09/23/32(b)(i)		311	264,664

			654,016

Egypt — 0.2%
Egypt Government International Bond, 8.50%, 01/31/47(d)(i)		284	150,412

Guatemala — 0.5%
Guatemala Government Bond(b)
5.25%, 08/10/29		200	190,184
5.38%, 04/24/32(i)		200	189,542

			379,726

Hungary — 0.3%
Hungary Government International Bond
5.38%, 03/25/24		24	23,904
5.25%, 06/16/29(b)		200	194,272

			218,176

Ivory Coast — 0.5%
Ivory Coast Government International Bond, 6.38%, 03/03/28(d)		400	384,604

Mexico — 0.7%
Mexico Government International Bond
3.75%, 01/11/28		200	190,186
4.88%, 05/19/33		200	190,828
6.34%, 05/04/53		200	203,600

			584,614

Morocco — 0.2%
Morocco Government International Bond, 2.38%, 12/15/27(b)		202	176,164

Nigeria — 0.2%
Nigeria Government International Bond, 8.38%, 03/24/29(b)		200	179,616

Oman — 0.6%
Oman Government International Bond(d)
6.50%, 03/08/47		306	284,335
6.75%, 01/17/48		200	191,706

			476,041

Panama — 0.7%
Panama Government International Bond
3.16%, 01/23/30		200	174,946
4.50%, 04/16/50		200	153,906
6.85%, 03/28/54		200	207,680

			536,532

Paraguay — 0.3%
Paraguay Government International Bond, 5.40%, 03/30/50(b)		300	256,977

Peru — 0.4%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)		200	195,248
Peruvian Government International Bond, 3.30%, 03/11/41		170	130,431

			325,679

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Poland — 0.1%
Republic of Poland Government International Bond, 4.25%, 02/14/43(d)	EUR	105	$112,380

Romania — 0.9%
Romanian Government International Bond
5.25%, 11/25/27(b)	USD	174	169,655
2.88%, 03/11/29(d)	EUR	177	167,600
2.50%, 02/08/30(d)		187	167,806
2.12%, 07/16/31(d)		216	178,007

			683,068

Saudi Arabia — 0.4%
Saudi Government International Bond(d)
2.25%, 02/02/33	USD	200	160,944
3.75%, 01/21/55		200	150,928

			311,872

Senegal — 0.2%
Senegal Government International Bond, 6.25%, 05/23/33(d)		200	166,820

South Africa — 0.4%
Republic of South Africa Government International Bond
4.85%, 09/30/29		200	175,668
5.88%, 04/20/32		200	177,132

			352,800

Ukraine — 0.2%
Ukraine Government International Bond(c)(k)
8.99%, 02/01/26(d)		200	49,674
7.75%, 09/01/27(d)		110	26,020
7.25%, 03/15/35(b)		400	91,508

			167,202

Total Foreign Agency Obligations — 9.1% (Cost: $8,394,007)			7,261,565

Municipal Bonds

Puerto Rico(a) — 0.2%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43		20	10,056
0.00%, 11/01/51		217	90,326
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		91	32,042

			132,424

Total Municipal Bonds — 0.2% (Cost: $137,949)			132,424

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(b) — 4.4%
Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 06/25/69(a)		1,079	944,098
Credit Suisse Mortgage Capital Certificates Trust
Series 2021-JR1, Class A2, 3.50%, 09/27/66(a)		507	430,913
Series 2021-JR1, Class B2, 25.21%, 09/27/66		860	753,784
Series 2021-JR1, Class PT2, 0.00%, 07/26/60(a)		649	210,371
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF3, Class 1A2, 6.00%, 10/25/36		1,897	1,117,720

			3,456,886

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 5.2%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, (1-mo. LIBOR US + 3.23%), 8.42%, 04/15/35(a)(b)	USD	61	$57,981
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class J, (1-mo. Term SOFR + 2.76%), 7.91%, 10/15/36		425	410,552
Series 2021-MFM1, Class G, (1-mo. Term SOFR + 4.01%), 9.16%, 01/15/34		90	84,819
Citigroup Commercial Mortgage Trust(a)(b)
Series 2019-PRM, Class E, 4.89%, 05/10/36		500	495,784
Series 2019-PRM, Class F, 4.89%, 05/10/36		750	743,676
Cold Storage Trust, Series 2020-ICE5, Class F, (1-mo. LIBOR US + 3.49%), 8.69%, 11/15/37(a)(b)		127	123,681
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2020-FACT, Class F, (1-mo. LIBOR US + 6.16%), 11.35%, 10/15/37		300	250,678
Series 2021-BHAR, Class E, (1-mo. LIBOR US + 3.50%), 8.69%, 11/15/38		250	242,631
HONO Mortgage Trust, Series 2021-LULU, Class F, (1-mo. LIBOR US + 4.40%), 9.59%, 10/15/36(a)(b)		125	113,181
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(b)		498	327,054
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class F, (1-mo. Term SOFR + 3.54%), 8.69%, 04/15/37(a)(b)		100	86,179
MED Trust, Series 2021-MDLN, Class G, (1-mo. LIBOR US + 5.25%), 10.44%, 11/15/38(a)(b)		71	66,156
MF1 Trust, Series 2021-W10, Class G, (1-mo. Term SOFR + 4.22%), 9.37%, 12/15/34(a)(b)		120	111,514
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		625	381,230
Morgan Stanley Capital I Trust(b)
Series 2018-MP, Class E, 4.42%, 07/11/40(a)		247	161,850
Series 2019-H7, Class D, 3.00%, 07/15/52		750	451,806
Wells Fargo Commercial Mortgage Trust, Series 2020- SDAL, Class E, (1-mo. LIBOR US + 2.74%), 7.93%, 02/15/37(a)(b)		50	46,314

			4,155,086

Interest Only Collateralized Mortgage Obligations — 1.0%
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 4.05%, 02/25/38(a)(b)		3,428	817,888

Total Non-Agency Mortgage-Backed Securities — 10.6% (Cost: $10,098,093)			8,429,860

Preferred Securities

Capital Trusts — 3.2%

Banks(g) — 0.6%
Banco Mercantil del Norte SA(a)(b)
5.88%		200	169,125
6.75%		300	287,652
Credit Suisse Group AG, 6.25%(b)(c)(h)(k)		200	—
HSBC Bank Capital Funding Sterling 1 LP, 5.84%(a)(d)	GBP	9	11,430

			468,207

Diversified Telecommunication Services(a) — 1.2%
British Telecommunications PLC, 4.25%, 11/23/81(b)	USD	200	176,013
Telefonica Europe BV(d)(g) 4.38%	EUR	100	106,392

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telefonica Europe BV(d)(g) (continued)
6.14%	EUR	200	$210,329
2.38%		500	428,296

			921,030

Electric Utilities(a)(d)(g) — 0.3%
Electricite de France SA, 3.38%		200	167,124
Iberdrola International BV, Series NC9, 1.83%		100	84,280

			251,404

Media — 0.1%
SES SA, 2.88%(a)(d)(g)		100	92,343

Oil, Gas & Consumable Fuels(a)(d)(g) — 0.5%
Abertis Infraestructuras Finance BV, 3.25%		200	195,641
Eni SpA, Series NC-9, 2.75%		200	170,375

			366,016

Pharmaceuticals — 0.3%
Bayer AG, 3.13%, 11/12/79(a)(d)		300	283,167

Wireless Telecommunication Services(a)(d) — 0.2%
Vodafone Group PLC
2.63%, 08/27/80		100	98,194
4.20%, 10/03/78		100	99,463

			197,657

			2,579,824

Total Preferred Securities — 3.2% (Cost: $3,306,031)			2,579,824

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a)(b) — 1.2%
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27	USD	130	116,600
Series 2019-K99, Class C, 3.76%, 10/25/52		1,000	882,607

			999,207

Mortgage-Backed Securities(n) — 3.9%
Uniform Mortgage-Backed Securities
3.00%, 07/13/53		428	376,614
3.50%, 07/13/53		2,283	2,080,237
4.50%, 07/13/53		663	637,698

			3,094,549

Total U.S. Government Sponsored Agency Securities — 5.1% (Cost: $4,237,241)			4,093,756

Total Long-Term Investments — 102.4% (Cost: $90,425,750)			81,508,777

Security		Par (000)	Value

Short-Term Securities

Commercial Paper — 0.3%
AT&T, Inc., 6.01%, 02/21/24(o)	USD	250	$240,465

		Shares

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(p)(q)		1,348,253	1,348,253

Total Short-Term Securities — 2.0% (Cost: $1,589,114)			1,588,718

Total Investments — 104.4% (Cost: $92,014,864)			83,097,495

Liabilities in Excess of Other Assets — (4.4)%			(3,495,322)

Net Assets — 100.0%			$79,602,173

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Convertible security.
(f)	Zero-coupon bond.
(g)	Perpetual security with no stated maturity date.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Rounds to less than 1,000.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Represents or includes a TBA transaction.
(o)	Rates are discount rates or a range of discount rates as of period end.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,876,317	$—	$(4,528,064	)(a)	$—	$—	$1,348,253	1,348,253	$88,776	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	4.00	%(b)	10/17/22	Open	$123,975	$127,036	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.20	(b)	04/19/23	Open	117,025	118,184	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	5.25	(b)	04/19/23	Open	129,000	130,290	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.25	(b)	04/19/23	Open	129,250	130,542	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.25	(b)	04/19/23	Open	183,500	185,335	Foreign Agency Obligations	Open/Demand
BNP Paribas SA	5.07	(b)	04/19/23	Open	473,100	477,661	Corporate Bonds	Open/Demand
BNP Paribas SA	5.15	(b)	05/01/23	Open	257,250	259,351	Corporate Bonds	Open/Demand
BNP Paribas SA	5.10	(b)	05/30/23	Open	321,300	322,711	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.10	(b)	06/21/23	Open	103,000	103,131	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	5.20	(b)	06/21/23	Open	128,865	129,033	Foreign Agency Obligations	Open/Demand
BNP Paribas SA	5.23	(b)	06/21/23	Open	350,250	350,708	Corporate Bonds	Open/Demand

					$2,316,515	$2,333,982

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	45	09/20/23	$5,054	$(86,883)
U.S. Long Bond	5	09/20/23	636	1,267
Ultra U.S. Treasury Bond	10	09/20/23	1,362	11,018
Long Gilt	4	09/27/23	484	3,082
2-Year U.S. Treasury Note	87	09/29/23	17,695	(156,753)

				(228,269)

Short Contracts
Euro BOBL	1	09/07/23	126	1,036
Euro Bund	1	09/07/23	146	621
10-Year U.S. Ultra Long Treasury Note	93	09/20/23	11,023	83,386
5-Year U.S. Treasury Note	56	09/29/23	6,000	73,838

				158,881

				$(69,388)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,104,846	USD	224,184	Morgan Stanley & Co. International PLC	09/20/23	$3,401
MXN	384,210	USD	22,000	Morgan Stanley & Co. International PLC	09/20/23	122
MXN	1,325,525	USD	75,900	Morgan Stanley & Co. International PLC	09/20/23	421
USD	2,177,252	AUD	3,186,000	Goldman Sachs International	09/20/23	50,319
USD	94,089	CAD	124,000	Bank of America N.A.	09/20/23	374
USD	116,000	CNH	823,677	BNP Paribas SA	09/20/23	1,996
USD	67,132	EUR	61,000	Bank of America N.A.	09/20/23	314
USD	9,408,919	EUR	8,574,000	BNP Paribas SA	09/20/23	17,193
USD	1,647,743	GBP	1,285,000	BNP Paribas SA	09/20/23	15,446
USD	4,080	JPY	569,000	JPMorgan Chase Bank N.A.	09/20/23	89

						89,675

USD	113,306	EUR	104,693	JPMorgan Chase Bank N.A.	09/14/23	(1,337)
USD	500,051	EUR	462,041	JPMorgan Chase Bank N.A.	09/14/23	(5,902)
USD	78,000	BRL	380,615	Goldman Sachs International	09/20/23	(402)
USD	68,000	BRL	335,124	Morgan Stanley & Co. International PLC	09/20/23	(1,032)
USD	237,575	EUR	218,000	Deutsche Bank AG	09/20/23	(1,216)
USD	156,000	MXN	2,717,473	Goldman Sachs International	09/20/23	(466)
ZAR	829,955	USD	45,000	Morgan Stanley & Co. International PLC	09/20/23	(1,243)

						(11,598)

						$78,077

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V13	5.00%	Quarterly	12/20/24	C		USD 6,380		$212,163	$(2,388)	$214,551
CDX.NA.HY.34.V11	5.00	Quarterly	06/20/25	C+		USD 1,620		63,728	(691)	64,419

								$275,891	$(3,079)	$278,970

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

									Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)

Rate	Frequency	Rate	Frequency
4.18%	Annual	1-Day SOFR, 1.09%	Annual	N/A		06/21/24	USD	2,108	$24,403	$(2,690)	$27,093
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	946	(334)	—	(334)
28-Day MXIBTIIE, 11.50%	Monthly	9.90%	Monthly	N/A		02/05/25	MXN	3,555	(923)	—	(923)
28-Day MXIBTIIE, 11.50%	Monthly	9.92%	Monthly	N/A		02/05/25	MXN	1,713	(415)	—	(415)
1-Day SOFR, 1.09%	Annual	3.71%	Annual	N/A		01/10/27	USD	2,366	(51,757)	16,222	(67,979)
1-Day SOFR, 1.09%	Annual	1.56%	Annual	N/A		03/07/27	USD	2,933	(290,832)	(63,915)	(226,917)
1-Day SOFR, 1.09%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	441	348	2	346
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/28/31	USD	76	847	(1,276)	2,123
1-Day SOFR, 1.09%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	660	42	6	36
3.22%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/28/51	USD	34	110	(1,762)	1,872

									$(318,511)	$(53,413)	$(265,098)

(a)	Forward Swap.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	4		$405	$124	$281
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	4		381	117	264
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	2		181	56	125
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	71		6,866	6,229	637
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R		USD	191		(45,450)	(741)	(44,709)
CMBX.NA.15	3.00	Monthly	Goldman Sachs International	11/15/64	N/R		USD	1,023		(295,262)	(218,038)	(77,224)
			Morgan Stanley & Co.
CMBX.NA.15	3.00	Monthly	International PLC	11/15/64	N/R		USD	1,023		(295,349)	(197,986)	(97,363)
			Morgan Stanley & Co.
CMBX.NA.15	3.00	Monthly	International PLC	11/18/64	N/R		USD	1,000		(288,708)	(186,280)	(102,428)

										$(916,936)	$(596,519)	$(320,417)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value

Rate	Frequency	Rate	Frequency	Counterparty
1-Day BZDIOVER, 3.34%	Monthly	13.13%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	52	$357	$—	$357
1-Day BZDIOVER, 3.34%	Monthly	13.15%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	1,090	7,545	—	7,545
1-Day BZDIOVER, 3.34%	Monthly	13.18%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	267	1,876	—	1,876
1-Day BZDIOVER, 3.34%	Monthly	13.32%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	556	4,217	—	4,217

									$13,995	$—	$13,995

OTC Total Return Swaps

					Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Trust		Received by the Trust

Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty
1-Day SOFR minus 0.35%, 1.09%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas SA	N/A	09/15/23	USD	1,892	$562	$—	$562
1-Day SOFR minus 0.30%, 1.09%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	09/15/23	USD	120	34	—	34

									$596	$—	$596

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$16,230	$(72,722)	$310,440	$(296,568)
OTC Swaps	6,526	(603,045)	15,898	(321,724)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$174,248	$—	$174,248
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	89,675	—	—	89,675
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	278,970	—	—	31,470	—	310,440
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,833	596	—	13,995	—	22,424

	$—	$286,803	$596	$89,675	$219,713	$—	$596,787

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$243,636	$—	$243,636
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	11,598	—	—	11,598
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	296,568	—	296,568
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	924,769	—	—	—	—	924,769

	$—	$924,769	$—	$11,598	$540,204	$—	$1,476,571

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(364,920)	$—	$(364,920)
Forward foreign currency exchange contracts	—	—	—	(3,674)	—	—	(3,674)
Options purchased(a)	—	—	(2,415)	—	—	—	(2,415)
Options written	—	—	2,512	—	—	—	2,512
Swaps	—	229,783	20,423	—	(4,466)	—	245,740

	$—	$229,783	$20,520	$(3,674)	$(369,386)	$—	$(122,757)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(123,902)	$—	$(123,902)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$62,669	$—	$—	$62,669
Swaps	—	(224,827)	30,755	—	(44,515)	—	(238,587)

	$—	$(224,827)	$30,755	$62,669	$(168,417)	$—	$(299,820)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,585,793
Average notional value of contracts — short	$20,114,747
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$14,922,438
Average amounts sold — in USD	$646,142
Options:
Average value of option contracts purchased	$1,140
Average value of option contracts written	$298
Credit default swaps:
Average notional value — sell protection	$13,115,216
Interest rate swaps:
Average notional value — pays fixed rate	$2,218,500
Average notional value — receives fixed rate	$6,823,010
Total return swaps:
Average notional value	$1,997,206

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$30,023	$40,983
Forward foreign currency exchange contracts	89,675	11,598
Swaps — centrally cleared	36,273	—
Swaps — OTC(a)	22,424	924,769

Total derivative assets and liabilities in the Statements of Assets and Liabilities	178,395	977,350

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(66,296)	(40,983)

Total derivative assets and liabilities subject to an MNA	$112,099	$936,367

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$12,807	$—	$—	$—	$12,807
BNP Paribas SA	35,197	—	—	—	35,197
Goldman Sachs International	50,319	(50,319)	—	—	—
JPMorgan Chase Bank N.A.	9,832	(7,239)	—	—	2,593
Morgan Stanley & Co. International PLC	3,944	(3,944)	—	—	—

	$112,099	$(61,502)	$—	$—	$50,597

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)
Deutsche Bank AG	$1,216	$—	$—	$—	$1,216
Goldman Sachs International	296,130	(50,319)	—	—	245,811
JPMorgan Chase Bank N.A.	7,239	(7,239)	—	—	—
Morgan Stanley & Co. International PLC	631,782	(3,944)	—	(627,838)	—

	$936,367	$(61,502)	$—	$(627,838)	$247,027

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$20,360,947	$—	$20,360,947
Common Stocks	431,209	—	—	431,209
Corporate Bonds
Aerospace & Defense	—	388,280	—	388,280
Automobile Components	—	615,529	—	615,529
Automobiles	—	1,427,192	—	1,427,192
Banks	—	532,770	—	532,770
Beverages	—	930,304	—	930,304
Building Materials	—	154,375	—	154,375
Capital Markets	—	361,435	—	361,435
Chemicals	—	2,057,392	—	2,057,392
Commercial Services & Supplies	—	297,840	—	297,840
Construction Materials	—	51,939	—	51,939
Consumer Discretionary	—	135,148	—	135,148
Consumer Finance	82,072	101,965	—	184,037
Consumer Staples Distribution & Retail	—	360,869	—	360,869
Containers & Packaging	—	570,439	—	570,439
Diversified Consumer Services	—	206,760	—	206,760
Diversified REITs	—	161,267	—	161,267
Diversified Telecommunication Services	—	499,018	—	499,018
Electric Utilities	—	537,282	—	537,282
Energy Equipment & Services	—	18,533	—	18,533
Environmental, Maintenance & Security Service	—	7,785	—	7,785
Financial Services	—	999,603	2,259,235	3,258,838
Health Care Providers & Services	—	1,387,721	—	1,387,721
Health Care Technology	—	95,957	—	95,957
Hotels, Restaurants & Leisure	—	3,315,256	—	3,315,256
Household Durables	—	3,100,104	—	3,100,104
Independent Power and Renewable Electricity Producers	—	1,514,165	—	1,514,165
Insurance	—	218,618	—	218,618
Interactive Media & Services	—	420,904	—	420,904
Internet Software & Services	—	47,865	—	47,865
IT Services	—	195,816	—	195,816
Machinery	—	497,701	—	497,701
Media	—	1,379,650	—	1,379,650
Metals & Mining	—	691,480	—	691,480

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Multi-Utilities	$—	$270,060	$—	$270,060
Oil, Gas & Consumable Fuels	87,028	5,059,695	—	5,146,723
Passenger Airlines	—	497,288	—	497,288
Pharmaceuticals	—	360,039	—	360,039
Real Estate	—	12,723	—	12,723
Real Estate Management & Development	—	1,629,091	—	1,629,091
Software	—	353,721	—	353,721
Specialty Retail	—	104,799	—	104,799
Transportation Infrastructure	—	684,174	—	684,174
Wireless Telecommunication Services	—	1,427,443	—	1,427,443
Floating Rate Loan Interests	—	1,643,000	467,862	2,110,862
Foreign Agency Obligations	—	7,261,565	—	7,261,565
Municipal Bonds	—	132,424	—	132,424
Non-Agency Mortgage-Backed Securities	—	8,429,860	—	8,429,860
Preferred Securities
Capital Trusts	—	2,579,824	—	2,579,824
U.S. Government Sponsored Agency Securities	—	4,093,756	—	4,093,756
Short-Term Securities
Commercial Paper	—	240,465	—	240,465
Money Market Funds	1,348,253	—	—	1,348,253

	$1,948,562	$78,421,836	$2,727,097	$83,097,495

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$280,277	$—	$280,277
Equity Contracts	—	596	—	596
Foreign Currency Exchange Contracts	—	89,675	—	89,675
Interest Rate Contracts	174,248	45,465	—	219,713
Liabilities
Credit Contracts	—	(321,724)	—	(321,724)
Foreign Currency Exchange Contracts	—	(11,598)	—	(11,598)
Interest Rate Contracts	(243,636)	(296,568)	—	(540,204)

	$(69,388)	$(213,877)	$—	$(283,265)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $2,333,982 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Capital Trusts	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening balance, as of December 31, 2022	$191,535	$—	$1,155,090	$3,616,469	$364,218	$5,327,312
Transfers into Level 3	—	156,306	—	—	—	156,306
Transfers out of Level 3	(191,535)	—	—	—	(261,306)	(452,841)
Other(a)	—	—	1,163,947	(1,163,947)	—	—
Accrued discounts/premiums	—	—	—	3,595	—	3,595
Net realized gain (loss)	—	—	—	193	653	846
Net change in unrealized appreciation (depreciation)(b)(c)	—	(156,306)	(38,375)	(38,922)	6,435	(227,168)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Multi-Sector Opportunities Trust II (MSO2)

	Asset-Backed Securities	Capital Trusts	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Purchases	$—	$—	$—	$47,617	$—	$47,617
Sales	—	—	(21,427)	(1,997,143)	(110,000)	(2,128,570)

Closing balance, as of June 30, 2023	$—	$—	$2,259,235	$467,862	$—	$2,727,097

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$—	$(156,306)	$(38,375)	$(38,770)	$—	$(233,451)

(a)	Certain Level 3 investments were re-classified between Floating Rate Loan Interests and Corporate Bonds.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $5,460. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$2,259,235	Income	Discount Rate	9% - 11%		10%
Floating Rate Loan Interests	462,402	Income	Discount Rate	22%		—

	$2,721,637

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

June 30, 2023

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

ASSETS
Investments, at value — unaffiliated(a)	$182,368,749	$81,749,242
Investments, at value — affiliated(b)	12,543,679	1,348,253
Cash	50,692	10,788
Cash pledged:
Collateral — OTC derivatives	3,122,000	700,000
Futures contracts	835,000	322,000
Centrally cleared swaps	1,617,000	570,000
Foreign currency, at value(c)	870,924	298,029
Receivables:
Investments sold	624,903	114,995
Dividends — affiliated	56,693	7,746
Interest — unaffiliated	2,750,652	1,278,195
Due from broker	—	50,000
Variation margin on futures contracts	80,456	30,023
Variation margin on centrally cleared swaps	86,188	36,273
Swap premiums paid	14,264	6,526
Unrealized appreciation on:
Forward foreign currency exchange contracts	216,407	89,675
OTC swaps	30,056	15,898
Prepaid expenses	676	93,827

Total assets	205,268,339	86,721,470

LIABILITIES
Due to broker	310,000	—
Reverse repurchase agreements, at value	1,590,007	2,333,982
Payables:
Investments purchased	9,112,685	3,398,030
Accounting services fees	21,622	12,797
Custodian fees	19,949	15,000
Investment advisory fees	401,761	138,811
Trustees’ and Officer’s fees	692	254
Other accrued expenses	82,234	47,571
Principal payups	62,580	51,199
Professional fees	64,038	—
Reorganization costs	—	122,987
Distribution fees	—	19,993
Transfer agent fees	8,978	1,323
Variation margin on futures contracts	107,451	40,983
Swap premiums received	2,209,166	603,045
Unrealized depreciation on:
Forward foreign currency exchange contracts	25,127	11,598
OTC swaps	1,086,936	321,724

Total liabilities	15,103,226	7,119,297

Commitments and contingent liabilities
NET ASSETS	$190,165,113	$79,602,173

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

NET ASSETS CONSIST OF
Paid-in capital(d)(e)(f)	$306,609,143	$120,239,112
Accumulated loss	(116,444,030)	(40,636,939)

NET ASSETS	$190,165,113	$79,602,173

Net asset value	$65.91	$68.24

(a) Investments, at cost — unaffiliated	$210,269,933	$90,666,611
(b) Investments, at cost — affiliated	$12,642,182	$1,348,253
(c) Foreign currency, at cost	$881,614	$301,883
(d) Shares outstanding	2,885,437	1,166,420
(e) Shares authorized	Unlimited	Unlimited
(f) Par value	$0.001	$0.001

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2023

	BlackRock Multi-Sector Opportunities Trust	BlackRock Multi-Sector Opportunities Trust II

INVESTMENT INCOME
Dividends — unaffiliated	$20,469	$5,104
Dividends — affiliated	387,726	88,776
Interest — unaffiliated	6,911,257	3,210,299
Other income — unaffiliated	9,716	4,815
Foreign taxes withheld	(1,108)	(5,361)

Total investment income	7,328,060	3,303,633

EXPENSES
Investment advisory	1,285,861	569,673
Professional	63,141	62,587
Transfer agent	31,706	8,438
Custodian	22,407	15,569
Accounting services	21,788	12,245
Printing and postage	8,482	5,666
Trustees and Officer	6,006	2,872
Reorganization	—	134,533
Service and distribution	—	104,235
Miscellaneous	29,416	19,810

Total expenses excluding interest expense	1,468,807	935,628
Interest expense	51,814	189,911

Total expenses	1,520,621	1,125,539
Less:
Fees waived and/or reimbursed by the Manager	(15,867)	(115,412)

Total expenses after fees waived and/or reimbursed	1,504,754	1,010,127

Net investment income	5,823,306	2,293,506

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,070,013)	(3,479,576)
Forward foreign currency exchange contracts	23,496	(3,674)
Foreign currency transactions	(198,145)	(73,967)
Futures contracts	(814,238)	(364,920)
Options written	6,325	2,512
Swaps	1,151,118	245,740

	(9,901,457)	(3,673,885)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	12,789,118	3,934,112
Investments — affiliated	32,400	—
Forward foreign currency exchange contracts	170,399	62,669
Foreign currency translations	(29,536)	(11,450)
Futures contracts	(162,694)	(123,902)
Swaps	(1,558,037)	(238,587)

	11,241,650	3,622,842

Net realized and unrealized gain (loss)	1,340,193	(51,043)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,163,499	$2,242,463

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets

	BlackRock Multi-Sector Opportunities Trust		BlackRock Multi-Sector Opportunities Trust II
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,823,306	$13,188,905	$2,293,506	$5,734,024
Net realized loss	(9,901,457)	(29,342,567)	(3,673,885)	(11,596,430)
Net change in unrealized appreciation (depreciation)	11,241,650	(25,328,772)	3,622,842	(10,453,726)

Net increase (decrease) in net assets resulting from operations	7,163,499	(41,482,434)	2,242,463	(16,316,132)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(9,082,753)	(19,467,423)	(3,704,571)	(8,272,966)
Return of capital	—	(1,175,297)	—	—

Decrease in net assets resulting from distributions to shareholders	(9,082,753)	(20,642,720)	(3,704,571)	(8,272,966)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,160,817	2,558,006	2,085,219	4,364,460
Repurchase of shares resulting from tender offers	(23,460,325)	(42,632,881)	(7,982,094)	(21,147,382)

Net decrease in net assets derived from capital share transactions	(22,299,508)	(40,074,875)	(5,896,875)	(16,782,922)

NET ASSETS
Total decrease in net assets	(24,218,762)	(102,200,029)	(7,358,983)	(41,372,020)
Beginning of period	214,383,875	316,583,904	86,961,156	128,333,176

End of period	$190,165,113	$214,383,875	$79,602,173	$86,961,156

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 02/23/18 to 12/31/18	(a)

Net asset value, beginning of period	$66.67		$84.34	$87.75	$98.42	$90.55	$100.00

Net investment income(b)	1.90		3.82	5.09	5.41	5.99	4.29
Net realized and unrealized gain (loss)	0.38		(15.41)	(2.06)	(8.93)	9.38	(8.11)

Net increase (decrease) from investment operations	2.28		(11.59)	3.03	(3.52)	15.37	(3.82)

Distributions(c)
From net investment income		(3.04)	(5.74)	(6.44)	(5.86)	(7.32)	(4.19)
From net realized gain	—		—	—	—	(0.18)	(1.44)
Return of capital	—		(0.34)	—	(1.29)	—	—

Total distributions		(3.04)	(6.08)	(6.44)	(7.15)	(7.50)	(5.63)

Net asset value, end of period	$65.91		$66.67	$84.34	$87.75	$98.42	$90.55

Total Return(d)
Based on net asset value	3.47	%(e)	(13.82)%	3.40%	(2.50)%	17.35%	(3.95	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	1.49	%(h)	1.89%	1.93%	2.29%	2.67%	1.78	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.48	%(h)	1.88%	1.92%	2.28%	2.67%	1.77	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.43	%(h)	1.64%	1.76%	1.83%	1.75%	1.50	%(h)

Net investment income	5.72	%(h)	5.20%	5.77%	6.42%	6.20%	5.23	%(h)

Supplemental Data
Net assets, end of period (000)	$190,165		$214,384	$316,584	$360,351	$430,922	$421,764

Borrowings outstanding, end of period (000)	$1,590		$2,220	$81,697	$106,756	$160,085	$117,177

Portfolio turnover rate(j)		70%	38%	34%	31%	47%	57%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.78%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 02/23/18 to 12/31/18	(a)

Portfolio turnover rate (excluding MDRs)	46%	36%	34%	31%	47%	57%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust II

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 04/16/19 to 12/31/19	(a)

Net asset value, beginning of period	$69.62		$87.63	$90.65	$101.48	$100.00

Net investment income(b)	1.91		4.28	4.68	4.68	3.07
Net realized and unrealized gain (loss)		(0.13)	(15.98)	(1.39)	(8.31)	2.84

Net increase (decrease) from investment operations	1.78		(11.70)	3.29	(3.63)	5.91

Distributions(c)
From net investment income		(3.16)	(6.31)	(6.24)	(5.13)	(3.69)
From net realized gain	—		—	—	—	(0.18)
Return of capital	—		—	(0.07)	(2.07)	(0.56)

Total distributions		(3.16)	(6.31)	(6.31)	(7.20)	(4.43)

Net asset value, end of period	$68.24		$69.62	$87.63	$90.65	$101.48

Total Return(d)
Based on net asset value	2.60	%(e)	(13.37)%	3.61%	(2.45)%	5.99	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.54	%(g)(h)(i)	2.61%	2.36%	2.63%	2.07	%(g)(j)

Total expenses after fees waived and/or reimbursed	2.26	%(g)(h)(i)	2.27%	2.34%	2.60%	2.04	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.80	%(g)(h)(i)	1.80%	2.13%	2.11%	1.77	%(g)

Net investment income	5.50	%(g)	5.60%	5.11%	5.41%	4.30	%(g)

Supplemental Data
Net assets, end of period (000)	$79,602		$86,961	$128,333	$142,156	$160,697

Borrowings outstanding, end of period (000)	$2,334		$14,955	$44,417	$48,543	$55,798

Portfolio turnover rate(k)		60%	34%	39%	39%	29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of Reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering cost would have been 2.38%, 2.10% and 1.64% respectively.

(i)

The reorganization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering cost would have been 2.70%, 2.42% and 1.96% respectively.

(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.09%.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 04/16/19 to 12/31/19	(a)

Portfolio turnover rate (excluding MDRs)	41%	32%	39%	39%	29%

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.    ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Multi-Sector Opportunities Trust	MSO	Delaware	Diversified
BlackRock Multi-Sector Opportunities Trust II	MSO2	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 1, 2023, the Board of MSO2 and the Board of Trustees of BlackRock Strategic Income Opportunities Portfolio (“SIO”), each approved the reorganization of MSO2 into SIO. It is currently expected that the reorganization will be completed in the fourth quarter of 2023, subject to the requisite approvals by MSO2’s shareholders and the satisfaction of customary closing conditions.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)

annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

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Notes to Financial Statements (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (unaudited) (continued)

4.    SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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Notes to Financial Statements (unaudited) (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from

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Notes to Financial Statements (unaudited) (continued)

the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Weighted Average Interest Rate
MSO	$2,208,320	4.73%
MSO2	7,771,513	4.93

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
MSO
Barclays Capital, Inc.	$(304,198)	$304,198		$—		$—
BNP Paribas SA	(1,285,809)	1,285,809		—		—

	$(1,590,007)	$1,590,007		$—		$—

(a)

Collateral, if any, with a value of $1,765,103 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
MSO2
Barclays Capital, Inc.	$(923,551)	$923,551		$—		$—
BNP Paribas SA	(1,410,431)	1,410,431		—		—

	$(2,333,982)	$2,333,982		$—		$—

(a)

Collateral, if any, with a value of $2,615,561 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a

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Notes to Financial Statements (unaudited) (continued)

cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

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Notes to Financial Statements (unaudited) (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

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For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Service and Distribution Fees: MSO2 entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Agreement, MSO2 pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the month-end net assets of the common shares of MSO2.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Trusts. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

Expense Waivers: With respect to MSO2, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.25% of the Trust’s average daily managed assets, including the proceeds of any outstanding borrowings used for leverage. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the six months ended June 30, 2023, the Manager waived $113,934 pursuant to this agreement.

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MSO	$5,442
MSO2	1,478

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MSO	$10,425

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.    PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
MSO	$136,775,846	$164,432,567
MSO2	52,575,110	67,048,731

For the six months ended June 30, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
MSO	$46,179,255	$46,159,854
MSO2	16,306,999	16,300,019

8.    INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Financial Statements (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2022, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

	Non-Expiring		Qualified
	Capital Loss		Late-Year
Trust Name	Carryforwards	(a)	Losses	(b)
MSO	$(70,737,501)		$(2,104,730)
MSO2	(25,122,082)		(736,201)

(a)	Amounts available to offset future realized capital gains.
(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Trust Name	Tax Cost	Appreciation	Depreciation	(Depreciation)
MSO	$223,443,029	$2,461,707	$(32,571,009)	$(30,109,302)
MSO2	92,379,219	1,487,364	(11,052,353)	(9,564,989)

9.    BANK BORROWINGS

Each Trust is a party to an existing 364-day, $2.50 billion credit agreement with a group of lenders, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”). Under this agreement, the Trusts may borrow to fund shareholder tender offers. Excluding commitments designated for certain individual funds, the Participating Funds, including the Trusts, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. During the six months ended June 30, 2023, the Trusts did not borrow under the credit agreement.

10.    PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

MSO will terminate at the close of business on February 22, 2024; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 22, 2025. MSO2 will terminate at the close of business on February 28, 2025; however, the Board may, without shareholder approval, extend the Termination Date by up to one year to a date on or before February 28, 2026. Each Trust is not a target term fund and thus does not seek to return its initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because each Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trusts may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trusts may not be able to readily dispose of such investments at prices that approximate those at which the Trusts could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trusts may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet their obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting each Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

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Notes to Financial Statements (unaudited) (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and

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Notes to Financial Statements (unaudited) (continued)

adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.

The Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The Trusts may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.    CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

With respect to MSO, for the six months ended June 30, 2023, common shares issued and outstanding had a net decrease of 330,190 as a result of 17,597 shares issued from dividend reinvestment and 347,787 shares repurchased in tender offers. For the period ended December 31, 2022, common shares issued and outstanding had a net decrease of 538,147 as a result of 36,569 shares issued from dividend reinvestment and 574,716 shares repurchased in tender offers.

With respect to MSO2, for the six months ended June 30, 2023, common shares issued and outstanding had a net decrease of 82,590 as a result of 30,626 shares issued from dividend reinvestment and 113,216 shares repurchased in tender offers. For the period ended December 31, 2022, common shares issued and outstanding had a net decrease of 215,557 as a result of 60,347 shares issued from dividend reinvestment and 275,904 shares repurchased in tender offers.

Each Trust may, but is not obligated to, conduct quarterly tender offers for up to a specified percentage of the common shares then outstanding in the sole discretion of its Board until it adopts a plan of liquidation. In a tender offer, each Trust repurchases outstanding common shares at its NAV on the valuation date for the tender offer. The Advisor may or may not recommend to the Board that a Trust conduct a tender offer in any given quarter. Accordingly, there may be quarters in which no tender offer is made. Common shares of the Trusts are not redeemable at an investor’s option nor are they exchangeable for shares of any other trust.

Following the quarterly tender offer that expired on May 17, 2023, MSO2 does not intend to conduct additional tender offers prior to the special meeting of shareholders to vote on the proposed reorganization of MSO2 into SIO.

With respect to MSO, tender offers for the six months ended June 30, 2023 were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/09/23	02/08/23	120,766	3.8%	120,766	3.8%	$68.9900	$8,331,646
04/10/23	05/10/23	227,021	7.3	227,021	7.3	66.6400	15,128,679

With respect to MSO, tender offers for the year ended December 31, 2022 were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/07/22	02/07/22	149,010	4.0%	149,010	4.0%	$82.1200	$12,236,702
04/08/22	05/09/22	225,663	6.2	180,702	5.0	74.6900	13,496,632
07/08/22	08/09/22	116,018	3.4	116,018	3.4	71.6300	8,310,369
10/07/22	11/08/22	128,986	3.9	128,986	3.9	66.5900	8,589,178

(a)	Date the tender offer period began.

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Notes to Financial Statements (unaudited) (continued)

With respect to MSO2, tender offers for the six months ended June 30, 2023 were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/09/23	02/08/23	52,630	4.2%	52,630	4.2%	$72.1300	$3,796,234
04/10/23	05/17/23	101,603	8.4	60,586	5.0	69.0900	4,185,860

With respect to MSO2, tender offers for the year ended December 31, 2022 were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/07/22	02/07/22	195,090	13.3%	73,217	5.0%	$85.2000	$6,238,115
04/08/22	05/09/22	169,160	12.0	70,252	5.0	77.7400	5,461,395
07/08/22	08/09/22	121,244	9.0	67,509	5.0	74.1000	5,002,393
10/07/22	11/08/22	68,843	5.3	64,926	5.0	68.4700	4,445,479

(a)	Date the tender offer period began.

Tendered share amounts are shown as repurchase of shares resulting from tender offers in the Statements of Changes in Net Assets.

As of June 30, 2023, BlackRock Financial Management, Inc., an affiliate of MSO2, owned 1,223 shares of MSO2.

12.    SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

MSO commenced a quarterly tender offer on July 10, 2023 for up to 10% of its issued and outstanding common shares. The expiration date of each tender offer is August 9, 2023, unless otherwise extended.

The results of MSO’s tender offer were as follows:

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/10/23	08/09/23	104,185	3.6%	104,185	3.6%	$67.1300	$6,993,939

(a)	Date the tender offer period began.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Opportunities Trust (“MSO”) and BlackRock Multi-Sector Opportunities Trust II (“MSO II”) (together, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and each Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

A.  Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to each Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.

B.  The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in light of each Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered MSO’s performance relative to MSO’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for each of the one-year, three-year and since-inception periods reported, MSO underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for MSO, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MSO’s underperformance relative to its total return target during the applicable periods.

The Board reviewed and considered MSO II’s performance relative to MSO II’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-year, three-year and since-inception periods reported, MSO II underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for MSO II, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MSO II’s underperformance relative to its total return target during the applicable periods.

C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MSO’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to MSO. The Board noted that the MSO’s actual management fee rate and total expense ratio each ranked first out of three funds relative to the supplemental peer group.

The Board noted that MSO II’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to MSO II. The Board noted that MSO II’s actual management fee rate and total expense ratio each ranked first out of three funds relative to the supplemental peer group.

D.  Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E.  Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and each Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	65

Additional Information

Environmental, Social and Governance (“ESG”) Integration

Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Trust for any particular quarter may be more or less than the amount of net investment income earned by a Trust during such quarter. The portion of distributions that exceeds a Trust current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

For the taxable year ended December 31, 2022 and all prior taxable years, MSO2 has been treated as a “publicly offered regulated investment company.” To be treated as a “publicly offered regulated investment company,” MSO2’s shares must, among other things, be held by or for at least 500 persons at all times during the taxable year. As a result of the tender offer that was completed on February 8, 2023, MSO2’s shares are held by fewer than 500 persons. As such, MSO2 will not be treated as a “publicly offered regulated investment company” for the taxable year ending December 31, 2023.

A change in status of MSO2 in a given taxable year could have potential adverse tax consequences for U.S. shareholders that are individuals, trusts, estates, and certain other pass-through entities. In such situation, each affected shareholder will be treated as receiving a distribution equal to that shareholder’s allocable share of management fees and certain other expenses paid by MSO2 (“MSO2 Fees and Expenses”), but will not be able to take an offsetting deduction. MSO2 Fees and Expenses will be treated as miscellaneous itemized deductions, which are currently not deductible by such U.S. shareholders.

Investors should consult with their tax advisors regarding the potential individual tax consequences resulting from MSO2’s change in status for the taxable year ending December 31, 2023. Each U.S. shareholder’s share of MSO2 Fees and Expenses, will be reported on a Form 1099-DIV.

To mitigate any potential tax impact resulting from a change in status, effective January 1, 2022, BlackRock Advisors, LLC (the “Manager”) voluntarily agreed to waive its annual management fee rate by 0.25%, such that MSO2 will be subject to a net management fee at an annual rate of 1.00% of the average daily value of MSO2’s managed assets. The Manager may terminate this voluntary waiver at any time without notice. The fees waived under the voluntary management fee waiver are not subject to recoupment by the Manager.

The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	67

Additional Information (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

Computershare Trust Company, N.A.(a)

Canton, MA 02021

BNY Mellon Investment Servicing (US) Inc.(b)

Wilmington, DE 19809

(a) For MSO.

(b) For MSO2.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNH	Chinese Yuan

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

GMTN	Global Medium-Term Note

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: August 25, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Opportunities Trust II

Date: August 25, 2023